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TABLE OF CONTENTS
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President's Letter.....................................................    1
INCOME FUNDS:
Investment Review......................................................    3
Portfolios of Investments:
 Aetna Bond Fund.......................................................    12
 Aetna Government Fund.................................................    14
 Aetna High Yield Fund.................................................    15
 Aetna Money Market Fund...............................................    17
Statements of Assets and Liabilities...................................    20
Statements of Operations...............................................    22
Statements of Changes in Net Assets....................................    24
Notes to Financial Statements..........................................    32
Additional Information.................................................    38
Financial Highlights...................................................    40
Independent Auditors' Report...........................................    56

                               PRESIDENT'S LETTER

Dear Valued Shareholder,

Thank you for investing in the Aetna Series Fund, Inc. With more than 7,500 mutual funds available in today's market, we particularly appreciate your having chosen our products.

Let's recap the market. Twelve months ago, high U.S. market volatility and a number of significant international economic problems created anxiety in the markets. With the arrival of 1999, however, fears began to abate and the financial market environment improved. By mid-year, emerging markets began to rebound. European performance offered hope for its best potential in a decade. An early-year economic improvement in Japan had been initially viewed as a short-term statistical anomaly. However, by summer, improving private-sector demand suggested that Japan's recovery might last.

As welcome as this foreign economic robustness might have been, when combined with a loss of momentum by the U.S. dollar and signs of possible inflationary pressures down the line, the Federal Reserve has increased short-term interest rates twice. This has led to a sell-off in U.S. bond markets and a flattening of equity-market returns. In fact, the U.S. or domestic market, as a whole, produced negative returns for the calendar quarter ending September 30. Still, the U.S. economy continues to show signs of steadiness and vigor. Today, leading economic reports indicate that the U.S. economy is growing robustly - without generating an acceleration in inflation.

At Aetna Series Fund, Inc., and its advisor Aeltus Investment Management, Inc., we strive to continuously improve our products and services. Here are some highlights of our efforts since we last wrote to you:

      o AETNA PRINCIPAL PROTECTION FUND I enjoyed a successful offering period, as investors committed over $160 million to the fund; AETNA PRINCIPAL PROTECTION FUND II is currently in its offering period. These innovative total-return funds offer investors downside protection - while providing investors the opportunity for upside market potential.

      o AETNA MUTUAL FUNDS was listed among the best-selling fund groups for September, based on new incoming flows of dollars (Barron's, November 1, 1999).

      o Fifteen of our nineteen mutual funds OUTPERFORMED THEIR BENCHMARKS for the one-year period ended October 31, 1999, based upon Class I returns.

      o     Aeltus critical business systems are now YEAR 2000 READY.

      o As of November 1, 1999, Aetna Ascent Fund, Aetna Crossroads Fund and Aetna Legacy Fund have LOWER EXPENSE CAPS. Lowering the total expenses charged to investors will contribute to higher returns for investors.

As we stand at the gateway to a new fund year - and to a new century - you have our commitment to bringing you our best in products and services. We wish you a prosperous new year.

Sincerely,


/s/ John Y. Kim                                   /s/ J. Scott Fox

John Y. Kim                                       J. Scott Fox
President and Chief Investment Officer            President
Aeltus Investment Management, Inc.                Aetna Series Fund, Inc.

  [The following was represented as a mountain chart in the printed material]

                                 AETNA BOND FUND
                                Growth of $10,000

Bond                                    Jan-92                                  Dec-92                                  Dec-93
Aetna Bond Fund (Class I)               10,000     9,900    10,290    10,860    10,670    11,160    11,470    11,771    11,820
Lehman Brothers Aggregate Bond Index    10,000     9,872    10,271    10,712    10,741    11,185    11,481    11,781    11,788

Bond                                                                  Dec-94                                  Dec-95
Aetna Bond Fund (Class I)               11,530    11,333    11,428    11,432    11,921    12,610    12,827    13,379    13,171
Lehman Brothers Aggregate Bond Index    11,450    11,332    11,401    11,444    12,021    12,753    13,003    13,557    13,317

Bond                                                        Oct-96                                    Oct-97
Aetna Bond Fund (Class I)               13,225    13,463    13,696    13,888    13,985     14,612     14,751   15,069     15,261
Lehman Brothers Aggregate Bond Index    13,393    13,641    13,944    14,094    14,182     14,877     15,183   15,604     15,725

Bond                                               Oct-98                                      Oct-99
Aetna Bond Fund (Class I)               15,569     15,890     16,319     16,181     15,926     16,138
Lehman Brothers Aggregate Bond Index    16,043     16,598     16,862     16,712     16,443     16,686

--------------------------------------------
       Average Annual Total Returns
  for the period ended October 31, 1999*
--------------------------------------------
             1 Year   5 Years     Inception
--------------------------------------------
Class I       1.56%    7.15%       6.30%
--------------------------------------------
Class A:
 POP (1)     -3.39%    5.52%       4.99%
 NAV (2)      1.43%    6.56%       5.64%
--------------------------------------------
Class B:
 w/CDSC (3)  -4.15%    5.79%       5.26%
 NAV          0.74%    6.10%       5.26%
--------------------------------------------
Class C:
 w/CDSC (4)  -0.30%    6.09%       5.25%
 NAV          0.66%    6.09%       5.25%
--------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/03/92), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                 AETNA BOND FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Bond Fund Class I shares generated a 1.56% total return, net of fund expenses, for the year ended October 31, 1999. The benchmark, Lehman Brothers Aggregate Bond Index(a), returned 0.53% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

Over the past twelve months, the U.S. economy has continued its pattern of strong growth and low inflation. Last fall due to deflation and credit concerns the Federal Reserve (the "Fed") decreased interest rates three times driving U.S. Treasury rates to new lows. Since that time the Fed has increased rates twice (June 30 and August 24) leading to interest rates increasing over 150 basis points (1.5%) in the intermediate portion of the yield curve. In this environment of strong growth, corporate and


                                                      See Definition of Terms. 3
securitized markets outperformed U.S. Treasuries. Most of this outperformance came in the early part of the year.

High yield bonds had very good performance early in the year, but gave back some of their gains as defaults increased and Year 2000 concerns came into focus. Emerging market bonds had the best performance during this period, and unlike high yield bonds, have continued their outperformance through the end of the period.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

An overweight position in high yield bonds early in the year was the largest contributor to positive Fund performance. Also, investment grade corporate bonds were overweighted, which added to performance during the early part of the year. Duration management (balancing the estimated impact of a change in interest rates upon bond price) had a net positive impact, adding to performance early in the year due to a short duration posture, but detracting late in the year as we lengthened the accounts.

WHAT IS YOUR OUTLOOK GOING FORWARD?

With U.S. economic growth still strong and global markets gaining momentum, we expect the Fed will continue its tightening monetary policy (raising interest rates). In this environment, interest rates would increase until the tightening takes hold and the economy slows. With this backdrop, we expect to keep a duration shorter than our benchmark, the Lehman Brothers Aggregate Bond Index, until we believe growth will moderate.

Our sector strategy will be to maintain a high quality portfolio, favoring BBB-rated and above corporate bonds. We are beginning to see value in high yield bonds, given its wider spreads and more attractive valuations and expect to maintain a modest position. In securitized bond markets, we will trade opportunistically.

---------------------------------------
QUALITY RATINGS
---------------------------------------
AAA                               72.3%
AA                                 3.0%
A                                 10.8%
BBB                                4.2%
BB                                 0.8%
B                                  0.3%
N/R*                               8.6%

---------------------------------------
MATURITY DISTRIBUTION
---------------------------------------
 0 - 1 years                       9.9%
 1 - 5 years                      29.1%
 5 - 10 years                     30.2%
10 - 20 years                      2.2%
20 + years                        28.6%

*The Not Rated (N/R) indication is used by securities rating services (such as Standard & Poor's or Moody's) and mercantile agencies (such as Dun & Bradstreet) to show that a security or a company has not been rated. It has neither negative nor positive implications.

The opinions expressed reflect those of the portfolio manager only through October 31, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.


4 See Definition of Terms.

  [The following was represented as a mountain chart in the printed material]

                              AETNA GOVERNMENT FUND
                                Growth of $10,000

Government                              Jan-94                                   Dec-94                                 Dec-95
Aetna Government Fund (Class I)         10,000     9,790     9,739     9,784     9,811    10,254    10,779    10,932    11,380
Lehman Brothers Intermediate
Government Bond Index                   10,000     9,815     9,760     9,835     9,825    10,234    10,712    10,878    11,241

Government                                                            Oct-96                                Oct-97
Aetna Government Fund (Class I)         11,173    11,196    11,382    11,583  11,677    11,737    12,310    12,554    12,894
Lehman Brothers Intermediate
Government Bond Index                   11,165    11,240    11,433    11,621  11,743    11,827    12,243    12,472    12,766

Government                                             Oct-98                                  Oct-99
Aetna Government Fund (Class I)    12,959    13,205    13,625    13,787    13,721    13,545    13,705
Lehman Brothers Intermediate
Government Bond Index              12,852    13,077    13,658    13,730    13,668    13,606    13,769

--------------------------------------------
       Average Annual Total Returns
  for the period ended October 31, 1999*
--------------------------------------------
             1 Year   5 Years     Inception
--------------------------------------------
Class I       0.58%    7.01%       5.56%
--------------------------------------------
Class A:
 POP (1)     -4.43%    5.37%       4.07%
 NAV (2)      0.34%    6.40%       4.95%
--------------------------------------------
Class B:
 w/CDSC (3)  -5.33%    5.62%       4.36%
 NAV         -0.48%    5.94%       4.50%
--------------------------------------------
Class C:
 w/CDSC (4)  -1.41%    5.94%       4.51%
 NAV         -0.46%    5.94%       4.51%
--------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/04/94), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                              AETNA GOVERNMENT FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Government Fund Class I shares generated a 0.58% total return, net of fund expenses, for the year ended October 31, 1999. The benchmark, Lehman Brothers Intermediate Government Bond Index(b), returned 0.82% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

Over the past twelve months, the U.S. economy has continued its pattern of strong growth and low inflation. Last fall due to deflation and credit concerns the Federal Reserve (the "Fed") decreased interest rates three times driving U.S. Treasury rates to new lows. Since then the Fed has increased rates twice (June 30 and August 24) and market interest rates increased over 150 basis points (1.5%) in intermediate yields. In this environment of strong growth, corporate and securitized markets outperformed U.S. Treasuries. Most of this outperformance came in the early part of the year.


                                                      See Definition of Terms. 5

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

An overweight position in government agency and mortgage-backed securities was responsible for much of the Fund's outperformance as these sectors outperformed U.S. Treasuries for the full year on a duration adjusted basis. The Fund's duration was longer, or more subject to changes in interest rates than the Lehman Brothers Intermediate Government Bond Index during much of this period, causing the Fund to underperform the Index. However, duration was shorter than the Lehman Brothers Government Bond Index(e) and this duration posture combined with increasing rates caused further outperformance versus this Index.

WHAT IS YOUR OUTLOOK GOING FORWARD?

With U.S. economic growth still strong and global markets gaining momentum, we expect the Fed will continue tightening monetary policy (raising interest rates). In this environment, interest rates would increase until the tightening takes hold and the economy slows. With this backdrop, we expect to keep duration shorter than the Lehman Brothers Government Bond Index and closer to the duration of the Lehman Brothers Intermediate Government Bond Index until we believe growth will moderate.

We expect to maintain some exposure to the mortgage-backed security and government agency markets. Spreads are wide based on historical averages and these sectors still appear to provide long term value.

---------------------------------------
QUALITY RATINGS
---------------------------------------
AAA                              100.0%

---------------------------------------
MATURITY DISTRIBUTION
---------------------------------------
 0 - 1 years                      31.9%
 1 - 5 years                       9.1%
 5 - 10 years                      3.8%
10 - 20 years                     20.9%
20 + years                        34.3%

The opinions expressed reflect those of the portfolio manager only through October 31, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.


6 See Definition of Terms.

  [The following was represented as a mountain chart in the printed material]

                              AETNA HIGH YIELD FUND
                                Growth of $10,000

High Yield                              Feb-98                        Oct-98                                  Oct-99
Aetna High Yield Fund (Class I)         10,000    10,304    10,551     9,350    10,086    10,401    10,087    10,066
Merrill Lynch High Yield Master Index   10,000    10,176    10,356     9,766    10,315    10,486    10,409    10,204

-------------------------------------------
      Average Annual Total Returns
 for the period ended October 31, 1999*
-------------------------------------------
                 1 Year         Inception
-------------------------------------------
Class I           7.64%           0.37%
-------------------------------------------
Class A:
 POP (1)          2.29%          -2.63%
 NAV (2)          7.39%           0.13%
-------------------------------------------
Class B:
 w/CDSC (3)       1.56%          -2.86%
 NAV              6.56%          -0.68%
-------------------------------------------
Class C:
 w/CDSC (4)       5.66%          -0.63%
 NAV              6.65%          -0.63%
-------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. For the period prior to the inception of Class B and Class C, the performance is calculated by using the performance of Class I since its inception date (02/02/98), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                              AETNA HIGH YIELD FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna High Yield Fund Class I shares generated a 7.64% total return, net of fund expenses, for the year ended October 31, 1999. The benchmark, Merrill Lynch High Yield Master Index(c), returned 4.48% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

The high yield bond market rebounded sharply in the first and second quarters of the fiscal year after severe widening during the Asian crisis of last year. During the third quarter, high yield performance suffered a setback resulting from increased volatility in the U.S. Treasury and equity markets as well as poor investor sentiment created by increasing default rates and high levels of new issuance. By the end of September, technical factors began to improve and have continued through the end


                                                      See Definition of Terms. 7
of this fiscal year.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Positive event risk (the likelihood of a merger or acquisition of a lower rated issuing company by a higher rated company) in the telecommunications sector, where the Fund is overweighted versus its benchmark index, as well as positive growth factors contributed significantly to outperformance for the year. In addition, a barbelled exposure to shorter duration telecommunication issuers, and the longer deferred coupon portion of the sector, contributed to decreasing the Fund's exposure to the volatility inherent in that sector.

Adding some exposure in the forest and paper products and energy sectors also benefited the Fund's performance for the year, as these industries outperformed
the market.   A better supply and demand balance resulted in improved prices for both market pulp and various grades of paper, which lead to improved financial positions for high yield issuers in this sector.

That success was somewhat offset by exposure to the chemical sector, which underperformed during the year due to excess worldwide capacity. However, we feel this sector is poised to improve over the long term as economies strengthen and demand increases. Also hurting performance was the voluntary bankruptcy of Optel, Inc. on the last day of the year.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We anticipate that new issuance between now and year end will be manageable and that market technicals will continue to improve as money moves back into the high yield sector in preparation for the new year. However, default rates have moved up over the last twelve months (primarily in commodity-related sectors which suffered in the aftermath of the Asian crisis) keeping the risk premium for non-defaulted issues higher than they would otherwise be. We believe the healthcare sector will continue to see high default rates.

We believe that portions of the high yield bond market are attractive in this environment of improving worldwide economic conditions. We will continue to add some exposure to cyclical sectors and overweight the telecommunications sector where we believe growth and consolidation will accelerate as the demand for support and growth in data/internet applications continues.

High yielding fixed income securities are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed income securities.

---------------------------------------
QUALITY RATINGS
---------------------------------------
A                                 0.1%
BBB                               3.1%
BB                                5.0%
B                                68.0%
CCC+                             12.2%
N/R*                             11.6%

---------------------------------------
MATURITY DISTRIBUTION
---------------------------------------
 0 - 1 years                      9.5%
 1 - 5 years                      5.7%
 5 - 10 years                    80.7%
10 - 20 years                     4.1%

*The Not Rated (N/R) indication is used by securities rating services (such as Standard & Poor's or Moody's) and mercantile agencies (such as Dun & Bradstreet) to show that a security or a company has not been rated. It has neither negative nor positive implications.

The opinions expressed reflect those of the portfolio manager only through October 31, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.


8 See Definition of Terms.

  [The following was represented as a mountain chart in the printed material]

                             AETNA MONEY MARKET FUND
                                Growth of $10,000

Money Market                       Jan-92                          Dec-92                          Dec-93
Aetna Money Market Fund (Class I)  10,000  10,104  10,210  10,308  10,404  10,488  10,572  10,656  10,744  10,834  10,934
IBC's Money Fund Average/
All Taxable Index                  10,000  10,096  10,184  10,263  10,334  10,404  10,472  10,541  10,611  10,684  10,773

Money Market                               Dec-94                          Dec-95                          Oct-96
Aetna Money Market Fund (Class I)  11,057  11,205  11,365  11,536  11,706  11,875  12,031  12,187  12,347  12,402  12,574
IBC's Money Fund Average/
All Taxable Index                  10,878  11,003  11,148  11,299  11,446  11,592  11,731  11,869  12,009  12,056  12,200

Money Market                                       Oct-97                          Oct-98                          Oct-99
Aetna Money Market Fund (Class I)  12,731  12,905  13,083  13,259  23,426  13,608  13,783  13,951  14,113  14,277  14,450
IBC's Money Fund Average/
All Taxable Index                  12,346  12,498  12,653  12,811  12,969  13,128  13,287  13,434  13,578  13,725  13,881

--------------------------------------------
       Average Annual Total Returns
  for the period ended October 31, 1999*
--------------------------------------------
             1 Year   5 Years     Inception
--------------------------------------------
Class I       4.88%    5.41%       4.82%
--------------------------------------------
Class A       4.88%    5.41%       4.82%
--------------------------------------------
Class B:
 w/CDSC (3)  -1.16%    4.04%       3.79%
 NAV          3.84%    4.38%       3.79%
--------------------------------------------
Class C       4.88%    5.41%       4.82%
--------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/03/92), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             AETNA MONEY MARKET FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Money Market Fund Class I shares generated a 4.88% total return, net of fund expenses, for the year ended October 31, 1999. The benchmark, IBC's Money Fund Average/All Taxable Index(d), returned 4.48% for the same period. As of October 31, 1999, the Fund reported a 7-day yield of 5.21% with an average weighted maturity of 68 days.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

During the first quarter, the Fund's investment strategy focused upon supply and demand imbalances. Heavy corporate issuance caused pricing pressures in shorter term bonds. The Fund took advantage of this by increasing its allocation to corporate and medium-term note holdings. Holdings in commercial paper were increased at the end of the first quarter as seasonal financing pressure caused yields to rise. Also, the average maturity of the Fund was lengthened to take advantage of attractive yields in anticipation of a more stable, lower interest rate environment.

As the year progressed, fears of rising inflation and higher bond yields replaced last year's concerns over Asian and Latin American economic turmoil. Efforts to avoid potential Year 2000 (Y2K) problems prompted issuers to supply more


                                                      See Definition of Terms. 9
commercial paper and short-term notes maturing after year end 1999. In the face of these factors, the market focus shifted from a stable rate environment - it was no longer a question as to whether the Federal Reserve (the "Fed") would increase interest rates, but how many times the Fed would increase interest rates. These Fed policy concerns caused interest rate spreads to widen during the second quarter of the calendar year.

On June 30, the Fed did raise the federal funds rate by 0.25% and then by another 0.25% on August 24. These rate increases (or tightenings) caused the yields of money market mutual funds to increase noticeably. In the weeks leading up to the August Fed meeting, we shortened the Fund's weighted average maturity relative to Tier 1 and Tier 2 competitors, thus enabling us to capture higher rates more quickly. (Tier 1 holdings are of higher quality than Tier 2.)

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

At the beginning of the fiscal year, supply and demand imbalances and market dislocations allowed us to reallocate the Fund's sector weights. For instance, in early 1999, we increased our positions in medium-term notes and commercial paper as yield spreads began to widen.

Overall, the Fund typically favors a strong weighting in the asset-backed note market. Increasing allocations to asset-backed securities (ABS) and floating rate (those with variable interest rates) sectors have consistently contributed to the Fund's performance during the year. These types of instruments typically yield more than commonly held types of money market instruments, such as commercial paper and certificates of deposits. In the third quarter, heavy ABS and floating rate issuance caused yield spreads between credit instruments and U.S. Treasuries to widen dramatically, thereby making purchases in these sectors all the more attractive.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Historically, the end of the calendar year causes magnified pressure on rates and we typically take advantage of these conditions by structuring maturities around these stress dates. However, Y2K concerns have already disrupted normal year end money market routines. Supply technicals should become negative in December, as issuers complete their funding needs earlier in the quarter and reduce issuance over year end. Cash outflows could be higher than normal as consumers address their own Y2K liquidity concerns.

We plan on maintaining a high degree of liquidity in order to accommodate potential heightened demands for cash. Our challenge for the rest of 1999 is to carefully monitor the Fund's liquidity position so that cash is employed to the Fund's best possible advantage during this potentially volatile period.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

---------------------------------------
QUALITY RATINGS*
---------------------------------------
Tier 1                            99.9%
Tier 2                             0.1%

---------------------------------------
MATURITY DISTRIBUTION
---------------------------------------
 1 - 30 days                      41.9%
 31 - 60 days                      2.7%
 61 - 90 days                     15.1%
 91 - 120 days                     7.4%
121 - 180 days                     4.2%
181 - 397 days                    28.7%

*Tier 1 securities are, or are comparable to, securities which are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or by the only NRSRO that has rated the security. Tier 2 securities are securities that have received the requisite rating in one of the two highest categories, but are not Tier 1.

The opinions expressed reflect those of the portfolio manager only through October 31, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.


10 See Definition of Terms.

--------------------------------------------------------------------------------
DEFINITION OF TERMS
--------------------------------------------------------------------------------

(1) On February 2, 1998, the Funds redesignated Adviser Class shares as Class A shares. For periods prior to that date, Class A performance is calculated by using the performance of Class I shares and deducting the Class A front-end load and internal fees and expenses applicable to the Class A shares. The maximum load for the Funds is 4.75%, excluding the Money Market Fund. The POP (public offering price) returns reflect this maximum load.

(2) NAV (net asset value) returns are net of Fund expenses only and do not reflect the deduction of a front-end load or contingent deferred sales charges. This charge, if reflected, would reduce the performance results shown.

(3) The Funds began offering Class B shares on March 1, 1999. For periods prior to that date, Class B performance is calculated using the performance of Class I shares and deducting the internal fees and expenses applicable to the Class B shares. Class B share returns with CDSC (contingent deferred sales charge) reflect the deduction of a maximum CDSC, assuming full redemption at the end of the period. The CDSC applies for all shares redeemed prior to the end of the first six years of ownership. The CDSC charges are as follows: Year 1 - 5%, Year 2 - 4%, Year 3 - 3%, Year 4 - 3%, Year 5 - 2%, Year 6 - 1%.

(4) The Funds began offering Class C shares on June 30, 1998. For periods prior to that date, Class C performance is calculated using the performance of Class I shares and deducting the internal fees and expenses applicable to the Class C shares. Class C share returns for periods less than 18 months reflect the deduction of the contingent deferred sales charge of 1%.

(a) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(b) The Lehman Brothers Intermediate Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or agency, quasi-federal corporations, or corporate debt guaranteed by the U.S. government with maturities between one and 9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(c) The Merrill Lynch High Yield Master Index is an unmanaged index of secured and subordinated debt securities rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e. BBB or Baa) but not in default.

(d) The IBC's Money Fund Average/All Taxable Index is an average of the returns of more than 250 money market mutual funds surveyed each month by IBC/Donaghue, Inc.

(e) The Lehman Brothers Government Bond Index is a market value weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more.

The unmanaged indices described above are not available for individual investment.

INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1999
BOND
--------------------------------------------------------------------------------

                                           PRINCIPAL            MARKET
                                            AMOUNT              VALUE
                                          ----------          ----------
LONG-TERM BONDS AND NOTES (93.9%)
CORPORATE BONDS (20.0%)
ELECTRIC AND TELEPHONE BONDS (2.7%)
El Paso Energy Corp.,6.63%,07/15/01     $    400,000         $   398,437
Israel Electric Corp.,8.25%,10/15/09         260,000             261,465
Midwest Energy Corp.,8.70%,10/15/09          280,000             284,141
Texas Utilities Co.,8.25%,04/01/04 .         300,000             311,169
                                                             -----------
                                                               1,255,212
                                                             -----------
FINANCIAL BONDS (2.8%)
Associates Corp. N.A.,5.75%,11/01/03         250,000             241,574
Bombardier Capital
 Inc.,6.00%,01/15/02................         500,000             486,850
CIT Group Holdings,
 Inc.,7.13%,10/15/04................         220,000             220,006
EOP Operating L.P.,6.38%,02/15/03 ..         250,000             242,889
Key Bank Corp.,6.95%,02/01/28 ......         169,000             152,838
                                                             -----------
                                                               1,344,157
                                                             -----------
FOREIGN AND SUPRANATIONALS (1.4%)
Inter-American Development Bank,
 12.25%,12/15/08 ...................         500,000             685,500
                                                             -----------
FOREIGN BONDS (1.8%)
Ahold Finance USA
 Inc.,6.25%,05/01/09................         160,000             148,195
Edison International
 Inc.,6.88%,09/15/04................         180,000             178,627
Quebec Province Co.,7.50%,09/15/29 .         200,000             201,116
Telewest Plc,11.00%,10/01/07 .......         125,000             113,437
Tyco International Group
 SA,6.38%,06/15/05..................         230,000             219,250
                                                             -----------
                                                                 860,625
                                                             -----------
FOREIGN OBLIGATIONS (2.7%)
Deutschland Republic,4.50%,07/04/09        1,300,000           1,299,338
                                                             -----------
OTHER PUBLIC CORPORATE BONDS (8.6%)
AK Steel Holding
 Corp.,7.88%,02/15/09...............          90,000              81,900
Boeing Co.,6.63%,02/15/38 ..........         125,000             109,441
Conoco Inc.,5.90%,04/15/04 .........         680,000             655,251
DaimlerChrysler NA Holdings Inc.,
 7.20%,09/01/09 ....................         184,000             184,523
Eastman Kodak Co.,6.50%,08/15/01 ...         230,000             229,425
Enron Oil & Gas Corp.,6.50%,12/01/07         500,000             467,355
Ford Motor Credit
 Corp.,7.38%,10/28/09...............         420,000             424,127
Fortune Brands, Inc.,6.63%,07/15/28          190,000             167,688
Pepsi Bottling Holdings
 Inc.,5.63%,02/17/09................         425,000             383,131
Raytheon Co.,6.75%,08/15/07 ........         320,000             305,296
Rohm & Haas Co.,7.85%,07/15/29 ++ ..         180,000             184,730
Texaco Capital, Inc.,5.50%,01/15/09          480,000             425,758
United Technologies
 Corp.,7.50%,09/15/29...............         300,000             303,647
USA Waste Management, Inc.,
 6.88%,05/15/09 ....................         180,000             145,897
                                                             -----------
                                                               4,068,169
                                                             -----------
TOTAL CORPORATE BONDS (COST $9,557,336)                        9,513,001
                                                             -----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (26.0%)
AGENCY MORTGAGE-BACKED SECURITIES (26.0%)
Federal Home Loan Mortgage Corp.,
 6.50%,11/15/29 # ..................         200,000             191,656
Federal National Mortgage
 Association,
 5.75%,03/15/09 ....................         107,000             100,158
Federal National Mortgage
 Association,
 6.00%,07/01/29 ....................       2,000,001           1,864,361
Federal National Mortgage
 Association,
 6.50%,08/01/29 ....................       2,999,999           2,874,359
Federal National Mortgage
 Association,
 6.63%,09/15/09 ....................       2,420,000           2,405,564
Federal National Mortgage
 Association,
 7.50%,10/01/28 - 11/01/28 .........         620,067             622,182
Government National Mortgage
 Association,
 7.00%,04/15/26 - 11/22/29 # .......       2,632,515           2,582,898
Government National Mortgage
 Association,
 7.50%,12/15/22 - 10/15/26 .........       1,646,322           1,655,325
Government National Mortgage
 Association,
 9.50%,07/15/18 ....................          29,756              31,951
                                                             -----------
                                                              12,328,454
                                                             -----------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
 (COST $12,323,260)                                           12,328,454
                                                             -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (47.9%)
ASSET-BACKED SECURITIES (4.3%)
Capital Auto Receivables Asset
 Trust,
 6.30%,05/15/04 * ..................         920,000             917,952
First Security Auto Grantor Trust,
 6.10%,04/15/03 ....................         141,953             141,718
MBNA Master Credit Card Trust,
 6.40%,01/18/05 ....................       1,000,000             996,800
                                                             -----------
                                                               2,056,470
                                                             -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.8%)
Marine Midland 1992-1,8.00%,04/25/23         422,424             422,424
Private Export Funding
 Corp.,5.48%,09/15/03...............         800,000             788,116
Prudential Home Mortgage Corp.,
 7.00%,12/25/07 ....................         554,773             543,742
Prudential Home Mortgage Corp.,
 7.50%,06/25/07 ....................         370,243             369,910
Small Business Administration
 92-20K,
 7.55%,11/01/12 ....................         626,263             634,704
                                                             -----------
                                                               2,758,896
                                                             -----------
U.S. TREASURY OBLIGATIONS (37.8%)
U.S. Treasury Note,5.25%,02/15/29 ..       3,432,000           2,968,126
U.S. Treasury Note,5.50%,
 08/31/01 - 05/15/09 * .............       4,125,000           4,075,424
U.S. Treasury Note,5.63%,05/15/08 ..         170,000             164,063
U.S. Treasury Note,
 6.00%,08/15/04 - 08/15/09 .........      10,704,000          10,711,729
                                                              ----------
                                                              17,919,342
                                                             -----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (COST $22,824,402)                                           22,734,708
                                                             -----------
TOTAL LONG-TERM BONDS AND NOTES (COST $44,704,998)            44,576,163
                                                             -----------


12 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                           PRINCIPAL            MARKET
                                            AMOUNT              VALUE
                                          ----------          ----------
SHORT-TERM INVESTMENTS (8.4%)
Federal Home Loan
 Bank,5.16%,11/01/99................    $  2,398,000         $ 2,398,000
Textron Financial
 Corp.,5.56%,05/15/00 ++ ...........       1,500,000           1,499,955
U.S. Treasury Bill,4.86%,02/17/00 @          100,000              98,542
                                                             -----------
TOTAL SHORT-TERM INVESTMENTS (COST $3,996,000)                 3,996,497
                                                             -----------
TOTAL INVESTMENTS (COST $48,700,998)(A)                       48,572,660
OTHER ASSETS LESS LIABILITIES                                 (1,095,152)
                                                             -----------
TOTAL NET ASSETS                                             $47,477,508
                                                             ===========

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $48,830,309. Unrealized gains and losses, based on identified tax cost at October 31, 1999, are as follows:

Unrealized gains...............................            $  91,383

Unrealized losses..............................             (349,032)
                                                           ---------

 Net unrealized loss...........................            $(257,649)
                                                           =========

Information concerning open futures contracts at October 31, 1999 is shown below:

                         NO. OF       NOTIONAL     EXPIRATION     UNREALIZED
                        CONTRACTS      VALUE          DATE        GAIN/(LOSS)
                       -----------  ------------  ------------  ---------------
   LONG CONTRACTS
---------------------
U.S. Treasury Note ..      33        $3,620,719      Dec 99        $ 19,007
                                     ==========                    ========

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
#     When-issued or delayed delivery security.
* Segregated securities for purchases of delayed delivery or when-issued securities held at October 31, 1999.
@ Security pledged to cover initial margin requirements on open futures contracts at October 31, 1999.

Category percentages are based on net assets.


                                           See Notes to Financial Statements. 13

INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1999
AETNA GOVERNMENT FUND
--------------------------------------------------------------------------------

                                            PRINCIPAL           MARKET
                                             AMOUNT             VALUE
                                           ----------         ----------
LONG-TERM BONDS AND NOTES (78.0%)
FOREIGN AND SUPRANATIONALS (2.6%)
Inter-American Development Bank,
 12.25%,12/15/08 * ....................   $   300,000          $ 411,300
                                                               ---------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (47.6%)
Federal Home Loan Mortgage Corp.,
 6.25%,10/15/02 .......................       700,000            699,673
Federal Home Loan Mortgage Corp.,
 6.50%,11/15/29 # .....................     1,900,000          1,820,732
Federal Home Loan Mortgage Corp.,
 9.50%,07/01/20 .......................        85,930             91,274
Federal Home Loan Mortgage Corp.,
 10.50%,07/01/20 ......................       292,898            318,380
Federal Home Loan Mortgage Corp.,
 11.50%,02/01/16 ......................       160,245            176,322
Federal Home Loan Mortgage Corp. -
 Gold,
 9.50%,12/01/22 .......................       168,678            178,851
Federal National Mortgage Association,
 5.63%,05/14/04 .......................       600,000            580,782
Federal National Mortgage Association,
 9.50%,02/01/17 .......................       337,565            357,684
Federal National Mortgage Association,
 10.00%,06/01/20 - 10/01/20 ...........       637,507            689,897
Federal National Mortgage Corp.,
 10.50%,04/01/19 ......................        69,189             74,812
Government National Mortgage
 Association,
 7.00%,12/15/23 - 11/22/29 ............     1,836,729          1,802,707
Government National Mortgage
 Association,
 9.00%,05/15/16 - 07/15/16 ............       575,588            606,269
Government National Mortgage
 Association,
 9.50%,11/15/21 .......................       122,217            131,232
Government National Mortgage
 Association - II,9.50%,09/20/19 ......       123,899            132,358
                                                             -----------
                                                               7,660,973
                                                             -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (9.9%)
Private Export Funding
 Corp.,5.48%,09/15/03..................       400,000            394,058
Small Business Administration 91-20K,
 8.25%,11/01/11 .......................       545,568            561,354
Small Business Administration 92-20K,
 7.55%,11/01/12 .......................       626,263            634,704
                                                             -----------
                                                               1,590,116
                                                             -----------
U.S. TREASURY OBLIGATIONS (17.9%)
Treasury Inflation Index,3.63%,04/15/28
 *.....................................     1,000,000            948,493
U.S. Treasury Bond,6.63%,02/15/27 .....       100,000            102,843
U.S. Treasury Note,5.25%,02/15/29 .....       275,000            237,830
U.S. Treasury Note,8.13%,08/15/19 * ...       225,000            265,060
U.S. Treasury Note,8.75%,05/15/17 * ...       850,000          1,048,224
U.S. Treasury Strip,Zero
 Coupon,08/15/05.......................       400,000            280,666
                                                             -----------
                                                               2,883,116
                                                             -----------
TOTAL LONG-TERM BONDS AND NOTES (COST $12,801,385)            12,545,505
                                                             -----------

SHORT-TERM INVESTMENTS (36.7%)
Federal Home Loan Bank,5.16%,11/01/99 .     5,807,000          5,806,999
U.S. Treasury Bill,4.78%,02/17/00 @ ...       100,000             98,544
                                                             -----------
TOTAL SHORT-TERM INVESTMENTS (COST $5,905,566)                 5,905,543
                                                             -----------
TOTAL INVESTMENTS (COST $18,706,951)(A)                       18,451,048
OTHER ASSETS LESS LIABILITIES                                 (2,358,864)
                                                             -----------
TOTAL NET ASSETS                                             $16,092,184
                                                             ===========

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $18,708,040. Unrealized gains and losses, based on identified tax cost at October 31, 1999, are as follows:

Unrealized gains...............................            $  46,810

Unrealized losses..............................             (303,802)
                                                            --------

 Net unrealized loss...........................            $(256,992)
                                                            ========

Acquisition date and cost concerning open futures contracts at October 31, 1999 is shown below:

                         NO. OF      NOTIONAL      EXPIRATION       UNREALIZED
                        CONTRACTS     VALUE           DATE          GAIN/(LOSS)
                        ---------    --------      ----------       -----------
    LONG CONTRACTS
----------------------
U.S. Treasury Note ...        5      $539,766        Dec 99           $ (572)
                                     ========                         ======

* Segregated securities for purchases of delayed delivery or when-issued securities held at October 31, 1999.
#     When-issued or delayed delivery security.
@ Security pledged to cover initial margin requirements on open futures contracts at October 31, 1999.

Category percentages are based on net assets.


14 See Notes to Financial Statements.

INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1999
HIGH YIELD
--------------------------------------------------------------------------------

                                             NUMBER OF          MARKET
                                              SHARES             VALUE
                                             ---------         ---------
STOCK WARRANTS (1.3%)
American Banknote Corp. Warrants + .......         225        $       22
KMC Telcom Holdings, Inc. Warrants + .....         300             3,000
Ono Finance Plc Warrants + ...............       1,000             6,000
R&B Falcon Corp. Warrants + ..............         375           112,500
                                                              ----------
TOTAL STOCKS WARRANTS (COST $118,220)                            121,522
                                                              ----------
PREFERRED STOCKS (5.0%)
Benedek Communications Corp. .............         150           114,750
Cluett American Corp. ++ .................          92             4,600
Cumulus Media, Inc. + ....................          51            55,431
Global Crossing Holdings Ltd. + ..........       1,200           126,600
Rural Cellular Corp. .....................         170           176,800
                                                              ----------
TOTAL PREFERRED STOCKS (COST $509,890)                           478,181
                                                              ----------
                                             PRINCIPAL
                                              AMOUNT
                                             ---------
LONG-TERM BONDS AND NOTES (91.4%)
CORPORATE BONDS (90.9%)
Adelphia Communications,8.13%,07/15/03 ...   $ 100,000            96,500
AK Steel Holding Corp.,9.13%,12/15/06 ....     100,000            99,000
Allegiance Telecom, Inc.,Zero
 Coupon,02/15/08..........................     150,000            93,000
Ameristar Casino,10.50%,08/01/04 .........     100,000           100,500
Anteon Corp.,12.00%,05/15/09 .............     125,000           120,000
ASAT Finance Llc,12.50%,11/01/06 .........     100,000            99,500
Biovail Corp.,10.88%,11/15/05 ............     150,000           157,500
Bresnan Communications Corp.,Zero Coupon,
 02/01/09 ................................     150,000            99,750
Centennial Cellular Corp.,10.75%,12/15/08      100,000           104,250
Charles River Labs Corp.,13.50%,10/01/09
 ++.......................................     100,000           100,000
Charter Communications Holding Llc,
 Zero Coupon,04/01/11 ....................     200,000           119,000
Clearnet Communications,Zero
 Coupon,12/15/05..........................     250,000           237,500
Coast Hotels & Casinos
 Corp.,9.50%,04/01/09.....................     150,000           139,875
Condor Systems Inc.,11.88%,05/01/09 ++ ...     100,000            87,000
Crown Castle International Corp.,Zero
 Coupon,
 11/15/07 ................................     500,000           360,000
Dimac Corp.,12.50%,10/01/08 * ............     150,000            73,500
Dunlop Stand Aero Holdings Corp.,
 11.88%,05/15/09 ++ ......................     125,000           127,656
ESAT Telecom Group Plc,11.88%,12/01/08 ...     200,000           204,000
Esprit Telecom Group Plc,10.88%,06/15/08 .     200,000           200,500
Fairchild Semiconductor
 Inc.,10.38%,10/01/07.....................     100,000           100,000
Garden State Newspapers
 Corp.,8.63%,07/01/11.....................     150,000           134,250
Global Crossing Ltd.,8.77%,04/16/01 ......     100,000           100,625
Globenet Communications Group Ltd.,
 13.00%,07/15/07 .........................     150,000           150,375
Great Lakes Dredge & Dock Corp.,
 11.25%,08/15/08 .........................      50,000            50,500
Hermes Euro Rail Corp.,11.50%,08/15/07 ...     125,000           125,625
Hollywood Casino Corp.,11.25%,05/01/07 ...     125,000           125,625
Hollywood Park, Inc.,9.25%,02/15/07 ......     100,000            96,000
Hyperion Telecom Corp.,12.25%,09/01/04 ...     100,000           106,000
Insight Midwest Capital
 Corp.,9.75%,10/01/09.....................     100,000           102,500
Integrated Circuit Systems, Inc.,
 11.50%,05/15/09 ++ ......................     125,000           120,000
ITC Deltacom, Inc.,9.75%,11/15/08 ........     150,000           151,500
Jupiters Ltd.,8.50%,03/01/06 .............     125,000           120,625
KMC Telcom Holdings, Inc.,Zero Coupon,
 02/15/08 ................................     300,000           156,000
Lyondell Chemical Co.,9.63%,05/01/07 .....     125,000           125,312
McLeodUSA, Inc.,9.50%,11/01/08 ...........     100,000            99,750
Metromedia International Group, Inc.,
 10.00%,11/15/08 .........................     200,000           196,000
Metronet Communications Corp.,Zero Coupon,
 11/01/07 ................................     350,000           290,195
Microcell Telecommunications,Zero Coupon,
 06/01/06 ................................     150,000           123,750
Netia Holdings II B.V.,13.13%,06/15/09 ++       75,000            74,250
Nextlink Communications,
 Inc.,10.75%,11/15/08.....................     150,000           151,875
NTL Communications Corp.,11.50%,10/01/08 .     200,000           215,000
NTL Communications Corp.,12.38%,10/01/08 .     125,000            83,750
Ono Finance Plc,13.00%,05/01/09 ..........     100,000            99,000
Optel, Inc.,11.50%,07/01/08 @@............     150,000            56,250
Penhall Acquisition Corp.,12.00%,08/01/06       75,000            74,250
Price Communications Wireless Inc.,
 11.75%,07/15/07 .........................     200,000           218,000
PSINET, Inc.,11.00%,08/01/09 ++ ..........     100,000           102,000
PSINET, Inc.,11.50%,11/01/08 .............     175,000           180,250
R&B Falcon Corp.,9.50%,12/15/08 ..........      50,000            48,500
Radio Unica Corp.,Zero Coupon,08/01/06 ...      75,000            48,563
RePap New Brunswick Corp.,11.50%,06/01/04
 ++.......................................     150,000           152,625
Rhythms NetConnections Inc.,Zero Coupon,
 05/15/08 ................................     100,000            49,000
Rogers Cantel, Inc.,9.38%,06/01/08 .......      40,000            41,600
SBA Communications Corp.,Zero Coupon,
 03/01/08 ................................     500,000           270,000
Telecommunication Techniques Co.,
 9.75%,05/15/08 ..........................     100,000            95,000
Telewest Plc,Zero Coupon,04/15/09 b ++ ...     100,000            61,250
Telewest Plc,11.00%,10/01/07 b ...........     100,000            90,750
Teligent, Inc.,Zero Coupon,03/01/08 ......     175,000            92,313
Tenneco, Inc.,11.63%,10/15/09 ++ .........     150,000           151,125
United Artists Theatre
 Corp.,9.75%,04/15/08.....................     100,000            21,000
Vectura Group Inc.,10.25%,06/30/08 .......     150,000           139,500
Venetian Casino/LV Sands
 Corp.,10.00%,11/15/05....................     125,000            75,000
Verio, Inc.,10.38%,04/01/05 ..............     250,000           251,250
Verio, Inc.,11.25%,12/01/08 ..............     150,000           156,000
Versatel Telecom BV,11.88%,07/15/09 ......     100,000            94,500
Waterford Gaming Llc,9.50%,03/15/10 ++ ...     146,000           141,255
Williams Communications
 Inc.,10.70%,10/01/07.....................     100,000           104,125
Williams Communications
 Inc.,10.88%,10/01/09.....................     150,000           154,500
Winstar Communications,
 Inc.,10.00%,03/15/08.....................      75,000            63,750
                                                              ----------
                                                               8,649,894
                                                              ----------


                                       See Notes to Portfolio of Investments. 15

INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1999
HIGH YIELD (CONTINUED)
--------------------------------------------------------------------------------

                                             PRINCIPAL          MARKET
                                              AMOUNT             VALUE
                                             ---------        ----------
FOREIGN OBLIGATIONS (0.5%)
NTL Inc.,Zero Coupon,04/15/09 ............    $ 50,000        $   46,561
                                                              ----------
TOTAL LONG-TERM BONDS AND NOTES (COST $9,126,984)              8,696,455
                                                              ----------
SHORT-TERM INVESTMENTS (5.0%)
Federal Home Loan Bank,5.16%,11/01/99 ....     477,000           477,000
                                                              ----------
TOTAL SHORT-TERM INVESTMENTS (COST $477,000)                     477,000
                                                              ----------
TOTAL INVESTMENTS (COST $10,232,094)(A)                        9,773,158
OTHER ASSETS LESS LIABILITIES                                   (253,973)
                                                              ----------
TOTAL NET ASSETS                                              $9,519,185
                                                              ==========

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $10,232,360. Unrealized gains and losses, based on identified tax cost at October 31, 1999, are as follows:

Unrealized gains...............................            $ 158,691

Unrealized losses..............................             (617,893)
                                                          ----------

 Net unrealized loss...........................            $(459,202)
                                                          ==========

b     Foreign bond denominated in U.S. dollars.
++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
+     Non-income producing security.
* Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.
@@    Security has defaulted on it's most current interest payment.

Acquisition date and cost concerning illiquid securities at October 31, 1999 is shown below:

                                       ACQUISITION
                                           DATE                   COST
                                  ----------------------  ---------------------
Dimac Corp. ....................         10/22/98            $   146,078
                                                             ===========

The market value of the total illiquid securities above is $73,500 which represents 0.77% of the total net assets.

Category percentages are based on net assets.


16 See Notes to Financial Statements.

INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1999
MONEY MARKET
--------------------------------------------------------------------------------

                                         PRINCIPAL
                                          AMOUNT               VALUE
                                        ------------        ------------
ASSET-BACKED SECURITIES (40.6%)
ABFS Equipment Contract Trust 1999-A,
 5.39%,07/15/00 .....................   $  3,079,231         $ 3,079,070
Americredit Automobile Receivables
 Trust,
 4.92%,06/12/00 .....................        898,504             898,504
Americredit Automobile Receivables
 Trust,
 4.98%,03/12/00 .....................        122,190             122,190
Bishops Gate Residential Mortgage
 Trust,
 5.60%,11/22/99 .....................      6,000,000           6,000,000
CarMax Auto Owner
 Trust,6.20%,11/15/00................     10,000,000          10,000,000
Case Equipment Receivables Trust
 1998-B,
 5.67%,09/15/00 .....................      4,249,911           4,249,911
Caterpillar Financial Asset
 Trust,5.37%,07/25/00................     12,492,404          12,492,404
Charter Equipment Lease 1999-1 Llc,
 5.78%,08/25/00 .....................      4,344,179           4,344,179
Cooperative Associates of Tractor
 Dealers, Inc.,5.87%,01/06/00 .......      1,952,000           1,930,993
Copelco Capital Funding Llc,
 5.02%,03/15/00 .....................      2,489,086           2,489,086
Corporate Asset Funding Co. Inc.,
 6.20%,01/18/00 ++ ..................      5,760,000           5,760,000
Dealers Capital Acceptance Trust,
 Inc.,
 6.04%,01/27/00 .....................      3,000,000           2,956,210
Distribution Finance Services RV
 Trust
 1999-1,5.32%,08/15/00 ..............      2,655,484           2,655,484
DVI Receivables VII
 Llc,5.38%,07/13/00..................      7,823,529           7,823,529
DVI Receivables X Llc,6.17%,11/13/00       6,483,000           6,483,000
Eureka Securitization,
 Inc.,5.50%,02/22/00 ++ .............     19,500,000          19,499,999
Green Tree Financial Corp. 1999-1,
 4.95%,02/01/00 .....................        287,093             287,093
Ikon Receivables Llc,5.11%,06/15/00 .      6,461,281           6,461,281
Ikon Receivables Llc,6.14%,10/15/00 .     16,000,000          16,000,000
Long Lane Master Trust III,
 4.95%,04/28/00 ++ ..................      7,500,000           7,315,406
Long Lane Master Trust IV,
 5.37%,11/10/99 ++ ..................      5,000,000           4,993,288
Newcourt Equipment Trust Securities,
 5.97%,08/20/00 .....................      4,819,151           4,819,151
Nissan Auto Receivables Grantor
 1999-A,
 5.62%,09/15/00 .....................     16,425,352          16,425,352
Onyx Acceptance Owner Trust,
 5.65%,09/15/00 .....................      8,368,517           8,368,517
Onyx Acceptance Owner Trust,
 6.18%,11/15/00 .....................      8,000,000           8,000,000
Premier Auto Trust
 1999-2,4.94%,01/28/00...............      2,266,375           2,266,389
Racers Series 1999,5.55%,07/17/00 ++      14,000,000          14,000,000
Sheffield Receivables Corp.,
 5.32%,12/17/99 ++ ..................      2,450,000           2,433,345
Syndicated Loan Funding Trust,
 5.55%,06/15/00 ++ ..................     10,000,000          10,000,000
                                                             -----------
TOTAL ASSET-BACKED SECURITIES                                192,154,381
                                                             -----------
COMMERCIAL PAPER - DOMESTIC (16.0%)
Baxter International,
 Inc.,5.03%,01/26/00 ++ .............      2,000,000           1,975,968
Baxter International,
 Inc.,5.05%,01/25/00 ++ .............      4,000,000           3,952,306
Corning, Inc.,5.90%,01/25/00 ........      5,000,000           4,930,347
Finova Capital Corp.,5.59%,03/20/00 .     13,000,000          13,000,000
General Electric Capital Corp.,
 5.97%,02/03/00 .....................      5,000,000           4,922,058
General Electric Capital Corp.,
 6.00%,01/25/00 .....................      5,000,000           4,929,167
MCI Worldcom, Inc.,5.46%,11/04/99 ...      3,000,000           2,998,635
Peco Energy Co.,5.50%,11/01/99 ......     23,500,000          23,500,000
Republic Industries Funding Corp.,
 5.42%,11/16/99 .....................      5,000,000           4,988,708
Torchmark Corp.,5.42%,11/01/99 ......      4,669,000           4,669,000
Zions Bancorporation,5.79%,04/13/00
 ++..................................      2,000,000           1,947,247
Zions Bancorporation,5.90%,01/31/00
 ++..................................      4,000,000           3,940,344
                                                             -----------
TOTAL COMMERCIAL PAPER - DOMESTIC                             75,753,780
                                                             -----------
CORPORATE NOTES (16.3%)
Associates Corp. N.A.,6.45%,09/15/00
 ++..................................      3,000,000           3,006,953
Cox Communications
 Inc.,6.04%,08/15/00 ++ .............      4,500,000           4,500,000
Detroit Edison Co.,6.72%,01/28/00 ...      2,000,000           2,000,000
First Allmerica Financial Life
 Insurance Corp.,5.61%,11/09/99 + ...     12,000,000          12,000,000
General Motors Acceptance Corp.,
 7.00%,03/01/00 .....................      1,520,000           1,529,072
Heller Financial, Inc.,7.88%,11/01/99      2,000,000           2,000,000
International Lease Finance Corp.,
 6.13%,11/01/99 .....................      5,000,000           5,000,000
International Lease Finance Corp.,
 6.38%,01/18/00 .....................      5,000,000           5,011,511
Textron Financial
 Corp.,5.56%,05/15/00 ++ ............     18,000,000          18,000,000
Textron Financial
 Corp.,5.88%,11/15/99 ++ ............      4,000,000           4,000,000
Washington Mutual,
 Inc.,6.38%,07/01/00.................      6,000,000           5,991,995
Zions Bancorporation,6.44%,10/27/00
 ++..................................     14,000,000          14,000,000
                                                             -----------
TOTAL CORPORATE NOTES                                         77,039,531
                                                             -----------
MEDIUM-TERM NOTES - DOMESTIC (31.4%)
Associates Corp. N.A.,6.13%,11/12/99
 ++..................................      8,350,000           8,353,276
CIT Group Holdings,
 Inc.,5.69%,02/24/00.................     11,900,000          11,897,790
CIT Group Holdings,
 Inc.,6.15%,01/14/00.................      5,000,000           4,999,225
Countrywide Home Loans, Inc.,
 5.53%,02/11/00 .....................      6,755,000           6,752,819
Countrywide Home Loans, Inc.,
 6.33%,07/27/00 .....................      6,500,000           6,500,000
Eaton Corp.,6.31%,04/17/00 ++ .......     18,000,000          18,000,000
Finova Capital Corp.,6.30%,11/01/99 .      1,500,000           1,500,000
Finova Capital Corp.,8.00%,02/01/00 .      3,200,000           3,217,831
General Motors Acceptance Corp.,
 5.33%,10/20/00 .....................      8,500,000           8,436,679
General Motors Acceptance Corp.,
 5.45%,02/24/00 .....................      6,976,000           6,973,833
Heller Financial, Inc.,5.65%,08/07/00     13,000,000          13,000,000


                                       See Notes to Portfolio of Investments. 17

INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1999
MONEY MARKET (CONTINUED)
--------------------------------------------------------------------------------

                                         PRINCIPAL
                                           AMOUNT              VALUE
                                         -----------        ------------

MEDIUM-TERM NOTES - DOMESTIC (CONTINUED)
Lehman Brothers Holdings Inc.,
 5.83%,01/14/00 .....................    $ 9,150,000        $  9,150,379
Lehman Brothers Holdings Inc.,
 6.05%,04/28/00 .....................      2,500,000           2,496,013
Lehman Brothers Holdings Inc.,
 6.15%,03/15/00 .....................      7,000,000           7,012,538
PHH Corp.,5.58%,02/17/00 ............      3,000,000           2,989,723
PHH Corp.,5.61%,02/22/00 ............      4,000,000           4,000,000
PHH Corp.,5.94%,03/23/00 ............     11,000,000          11,000,000
Prudential Funding
 Corp.,6.25%,07/28/00 ++ ............     13,000,000          12,998,910
USL Capital Corp.,6.18%,11/08/99 ....      1,400,000           1,400,275
Wells Fargo & Co.,5.31%,
 03/31/00 - 04/03/00.................      8,000,000           7,998,732
                                                            ------------
TOTAL MEDIUM-TERM NOTES - DOMESTIC                           148,678,023
                                                            ------------
MEDIUM-TERM NOTES - FOREIGN (0.7%)
Republic of Argentina,
 Zero Coupon,10/16/00 ...............      3,500,000           3,303,012
                                                            ------------
TOTAL MEDIUM-TERM NOTES - FOREIGN                              3,303,012
                                                            ------------
TOTAL INVESTMENTS (COST $496,928,727)(A)                     496,928,727
OTHER ASSETS LESS LIABILITIES                                (23,799,127)
                                                            ------------
TOTAL NET ASSETS                                            $473,129,600
                                                            ============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes is identical. There were no unrealized gains and losses as of October 31, 1999.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
+ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.

Acquisition date and cost concerning illiquid securities at October 31, 1999 is shown below:
                                                ACQUISITION
                                                    DATE             COST
                                               --------------  ----------------
First Allmerica Financial Life Insurance
Corp.........................................     09/17/98       $12,000,000
                                                                 ===========

The market value of the total illiquid securities above is $12,000,000 which represents 2.54% of the total net assets.

Category percentages are based on net assets.


18 See Notes to Financial Statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

INCOME FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

---------------------------------------------------------------------------------------------------------------------------
                                                                                AETNA
                                                                              GOVERNMENT
                                                                BOND             FUND          HIGH YIELD      MONEY MARKET
                                                            ------------     ------------     ------------     ------------
ASSETS:
Investments, at market value ...........................    $ 48,572,660     $ 18,451,048     $  9,773,158     $496,928,727
Cash ...................................................             403              569          108,576              626
Receivable for:
  Dividends and interest ...............................         534,534          163,784          220,584        2,836,426
  Investments sold .....................................          50,556               --               --               --
  Fund shares sold .....................................         532,882           32,009           95,000        2,872,962
  Variation margin .....................................          25,782            6,781               --               --
  Reimbursement from Investment Adviser ................           6,376            9,767            9,860           49,201
                                                            ------------     ------------     ------------     ------------
      Total assets .....................................      49,723,193       18,663,958       10,207,178      502,687,942
                                                            ------------     ------------     ------------     ------------

LIABILITIES:
Payable for:
 Dividends to shareholders .............................          18,305            1,167           71,049           70,303
 Investments purchased .................................       2,143,201        2,524,018          577,229               --
 Fund shares redeemed ..................................          20,464            3,974               50       29,173,139
Other liabilities ......................................          63,715           42,615           39,665          314,900
                                                            ------------     ------------     ------------     ------------
      Total liabilities ................................       2,245,685        2,571,774          687,993       29,558,342
                                                            ------------     ------------     ------------     ------------
        NET ASSETS .....................................    $ 47,477,508     $ 16,092,184     $  9,519,185     $473,129,600
                                                            ============     ============     ============     ============

NET ASSETS REPRESENTED BY:
Paid-in capital ........................................    $ 48,477,250     $ 16,543,011     $ 10,866,916     $473,129,600
Net unrealized loss on investments, open futures
  contracts and foreign currency related transactions ..        (108,207)        (256,475)        (458,936)              --
Undistributed net investment income ....................          35,547           21,723           98,907               --
Accumulated net realized loss on investments ...........        (927,082)        (216,075)        (987,702)              --
                                                            ------------     ------------     ------------     ------------
        NET ASSETS .....................................    $ 47,477,508     $ 16,092,184     $  9,519,185     $473,129,600
                                                            ============     ============     ============     ============

Cost of investments ....................................    $ 48,700,998     $ 18,706,951     $ 10,232,094     $496,928,727
CAPITAL SHARES, $.001 PAR VALUE:

Class I:
  Outstanding ..........................................       3,433,304          995,045          971,967      284,594,261
  Net Assets ...........................................    $ 34,267,768     $  9,807,758     $  8,447,452     $284,594,261
  Net Asset Value, offering and redemption price
    per share (net assets divided by shares outstanding)    $       9.98     $       9.86     $       8.69     $       1.00

Class A:
  Outstanding ..........................................       1,198,932          609,645           65,577      181,622,605
  Net Assets ...........................................    $ 11,963,067     $  6,008,605     $    569,938     $181,622,605
  Net Asset Value and redemption price per share
    (net assets divided by shares outstanding) .........    $       9.98     $       9.86     $       8.69     $       1.00
  Offering Price (net asset value divided by 1
    minus maximum sales load) ..........................    $      10.48     $      10.35     $       9.17     $       1.00

Class B:
  Outstanding ..........................................          19,564           15,437           32,948          147,785
  Net Assets ...........................................    $    195,161     $    152,231     $    286,079     $    147,785
  Net Asset Value, offering and redemption price
    per share (net assets divided by shares outstanding)    $       9.98     $       9.86     $       8.68     $       1.00

Class C:
  Outstanding ..........................................         105,492           12,548           24,853        6,764,949
  Net Assets ...........................................    $  1,051,512     $    123,590     $    215,716     $  6,764,949
  Net Asset Value, offering and redemption price
    per share (net assets divided by shares outstanding)    $       9.97     $       9.85     $       8.68     $       1.00


20 & 21 See Notes to Financial Statements.

INCOME FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED OCTOBER 31, 1999

-----------------------------------------------------------------------------------------------------------------------------
                                                                                        AETNA
                                                                                      GOVERNMENT
                                                                        BOND             FUND       HIGH YIELD   MONEY MARKET
                                                                     ------------    ------------  ------------  ------------
INVESTMENT INCOME:
Dividends .......................................................    $         --    $         --  $     15,159  $         --
Interest ........................................................       2,836,310         796,363       977,493    24,367,113
                                                                     ------------    ------------  ------------  ------------
     Total investment income ....................................       2,836,310         796,363       992,652    24,367,113
                                                                     ------------    ------------  ------------  ------------

INVESTMENT EXPENSES:
Investment advisory fees ........................................         226,218          69,754        61,273     1,844,102
Administrative services fees ....................................          45,244          13,951         9,427       461,026
Distribution plan fees - Class A ................................          15,239           5,974           909            --
Distribution plan fees - Class B ................................             755             601           755           894
Distribution plan fees - Class C ................................           4,797           1,158         1,732            --
Shareholder services fees - Class B .............................             251             201           252            --
Shareholder services fees - Class C .............................           1,599             386           577           298
Printing and postage fees .......................................           8,900           4,988         3,329        51,945
Custody fees ....................................................          15,133          11,201         4,158        21,802
Transfer agent fees .............................................          44,810          25,758        23,981       398,568
Audit fees ......................................................          22,799          22,010        26,025        25,973
Directors' fees .................................................           1,209             350           212        10,521
Registration fees ...............................................          53,653          56,362        57,485       130,184
Miscellaneous expenses ..........................................           1,843             549           569        17,395
                                                                     ------------    ------------  ------------  ------------
Expenses before reimbursement and waiver from Investment Adviser          442,450         213,243       190,684     2,962,708
Expense reimbursement and waiver from Investment Adviser ........         (80,473)       (106,901)      (96,836)     (658,067)
                                                                     ------------    ------------  ------------  ------------
     Net expenses ...............................................         361,977         106,342        93,848     2,304,641
                                                                     ------------    ------------  ------------  ------------
Net investment income ...........................................       2,474,333         690,021       898,804    22,062,472
                                                                     ------------    ------------  ------------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ....................................................        (757,123)       (136,721)     (687,698)           --
 Options Written ................................................           3,934              --            --            --
 Futures contracts ..............................................          15,764          19,926           315            --
 Foreign currency related transactions ..........................          (5,600)             --          (689)           --
                                                                     ------------    ------------  ------------  ------------
     Net realized loss on investments ...........................        (743,025)       (116,795)     (688,072)           --
                                                                     ------------    ------------  ------------  ------------

Net change in unrealized gain or loss on:
 Investments ....................................................      (1,095,829)       (488,011)      467,806            --
 Futures contracts ..............................................          19,007           1,980            --            --
 Foreign currency related transactions ..........................           1,124              --            --            --
                                                                     ------------    ------------  ------------  ------------
     Net change in unrealized gain or loss on investments .......      (1,075,698)       (486,031)      467,806            --
                                                                     ------------    ------------  ------------  ------------
Net realized and change in unrealized gain or loss on investments      (1,818,723)       (602,826)     (220,266)           --
                                                                     ------------    ------------  ------------  ------------
Net increase in net assets resulting from operations ............    $    655,610    $     87,195  $    678,538  $ 22,062,472
                                                                     ============    ============  ============  ============


22 & 23 See Notes to Financial Statements.

INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          BOND
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 1999   OCTOBER 31, 1998
                                           ----------------   ----------------
FROM OPERATIONS:
Net investment income ...................   $  2,474,333        $ 2,266,903
Net realized gain (loss) on investments..       (743,025)           587,840
Net change in unrealized gain or loss on
  investments............................     (1,075,698)            48,317
                                            ------------        -----------
  Net increase in net assets resulting
    from operations......................        655,610          2,903,060
                                            ------------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
  From net investment income.............     (2,104,287)        (2,221,259)
Class A:
  From net investment income.............       (333,647)           (84,613)
Class B:
  From net investment income.............         (4,549)                --
Class C:
  From net investment income.............        (30,718)            (1,543)
                                            ------------        -----------
  Decrease in net assets from
  distributions to shareholders..........     (2,473,201)        (2,307,415)
                                            ------------        -----------
FROM FUND SHARE TRANSACTIONS:
Class I:
  Proceeds from shares sold..............      9,189,628         14,969,561
  Net asset value of shares issued upon
    reinvestment of distributions........      1,907,667          1,982,243
  Payments for shares redeemed...........    (17,127,490)        (9,802,959)
Class A:
  Proceeds from shares sold..............     12,315,085          1,361,680
  Net asset value of shares issued upon
    reinvestment of distributions........        323,857             94,203
  Payments for shares redeemed...........     (2,284,603)          (592,561)
Class B:
  Proceeds from shares sold..............        198,698                 --
  Net asset value of shares issued upon
    reinvestment of distributions........            863                 --
Class C:
  Proceeds from shares sold..............      1,079,999            107,100
  Net asset value of shares issued upon
    reinvestment of distributions........         13,200                 33
  Payments for shares redeemed...........       (122,954)                --
                                            ------------        -----------
  Net increase in net assets from fund
    share transactions...................      5,493,950          8,119,300
                                            ------------        -----------
Net change in net assets.................      3,676,359          8,714,945
NET ASSETS:
Beginning of period......................     43,801,149         35,086,204
                                            ------------        -----------
End of period............................   $ 47,477,508        $43,801,149
                                            ============        ===========
End of period net assets includes
  undistributed net investment income....   $     35,547        $    34,625
                                            ============        ===========


24 See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                          BOND
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 1999   OCTOBER 31, 1998
                                           ----------------   ----------------

SHARE TRANSACTIONS:
Class I:
  Number of shares sold..................        898,536          1,453,940
  Number of shares issued upon
    reinvestment of distributions........        186,800            191,940
  Number of shares redeemed..............     (1,680,650)          (952,243)
                                            ------------        -----------
 Net increase (decrease).................       (595,314)           693,637
                                            ============        ===========
Class A:
  Number of shares sold..................      1,210,580            132,099
  Number of shares issued upon
    reinvestment of distributions........         31,994              9,145
  Number of shares redeemed..............       (225,829)           (57,572)
                                            ------------        -----------
 Net increase............................      1,016,745             83,672
                                            ============        ===========
Class B:
  Number of shares sold..................         19,478                 --
  Number of shares issued upon
    reinvestment of distributions........             86                 --
                                            ------------        -----------
 Net increase............................         19,564                 --
                                            ============        ===========
Class C:
  Number of shares sold..................        105,601             10,377
  Number of shares issued upon
    reinvestment of distributions........          1,303                  3
  Number of shares redeemed..............        (11,792)                --
                                            ------------        -----------
 Net increase............................         95,112             10,380
                                            ============        ===========


                                           See Notes to Financial Statements. 25

INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                 AETNA GOVERNMENT FUND
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 1999   OCTOBER 31, 1998
                                           ----------------   ----------------
FROM OPERATIONS:
Net investment income ...................    $   690,021        $   649,545
Net realized gain (loss) on investments..       (116,795)           324,559
Net change in unrealized gain or loss on
  investments............................       (486,031)            27,704
                                             -----------        -----------
  Net increase in net assets resulting
   from operations.......................         87,195          1,001,808
                                             -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
  From net investment income.............       (542,676)          (630,427)
Class A:
  From net investment income.............       (121,821)           (28,375)
Class B:
  From net investment income.............         (3,253)                --
Class C:
  From net investment income.............         (6,134)            (1,484)
                                             -----------        -----------
  Decrease in net assets from
   distributions to shareholders.........       (673,884)          (660,286)
                                             -----------        -----------
FROM FUND SHARE TRANSACTIONS:
Class I:
  Proceeds from shares sold..............      4,279,736          7,238,257
  Net asset value of shares issued upon
    reinvestment of distributions........        476,891            394,720
  Payments for shares redeemed...........     (8,443,194)        (4,193,654)
Class A:
  Proceeds from shares sold..............      5,805,058            449,577
  Net asset value of shares issued upon
    reinvestment of distributions........        119,308             25,701
  Payments for shares redeemed...........       (699,786)          (147,241)
Class B:
  Proceeds from shares sold..............        154,439                 --
  Net asset value of shares issued upon
    reinvestment of distributions........            689                 --
Class C:
  Proceeds from shares sold..............        126,145            114,998
  Net asset value of shares issued upon
    reinvestment of distributions........          1,491                 99
  Payments for shares redeemed...........       (113,612)                --
                                             -----------        -----------
Net increase in net assets from fund
  share transactions.....................      1,707,165          3,882,457
                                             -----------        -----------
Net change in net assets.................      1,120,476          4,223,979
NET ASSETS:
Beginning of period......................     14,971,708         10,747,729
                                             -----------        -----------
End of period............................    $16,092,184        $14,971,708
                                             ===========        ===========
End of period net assets includes
  undistributed net investment income....    $    21,723        $     5,586
                                             ===========        ===========


26 See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                 AETNA GOVERNMENT FUND
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 1999   OCTOBER 31, 1998
                                           ----------------   ----------------
SHARE TRANSACTIONS:
Class I:
  Number of shares sold..................        424,983            705,105
  Number of shares issued upon
    reinvestment of distributions........         47,455             38,991
  Number of shares redeemed..............       (836,164)          (407,668)
                                             -----------        -----------
 Net increase (decrease).................       (363,726)           336,428
                                             ===========        ===========
Class A:
  Number of shares sold..................        582,416             43,885
  Number of shares issued upon
    reinvestment of distributions........         11,963              2,537
  Number of shares redeemed..............        (69,747)           (14,561)
                                             -----------        -----------
 Net increase............................        524,632             31,861
                                             ===========        ===========
Class B:
  Number of shares sold..................         15,367                 --
  Number of shares issued upon
    reinvestment of distributions........             70                 --
                                             -----------        -----------
 Net increase............................         15,437                 --
                                             ===========        ===========
Class C:
  Number of shares sold..................         12,499             11,340
  Number of shares issued upon
    reinvestment of distributions........            155                 10
  Number of shares redeemed..............        (11,456)                --
                                             -----------        -----------
 Net increase............................          1,198             11,350
                                             ===========        ===========


                                           See Notes to Financial Statements. 27

INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                     HIGH YIELD
                                        -------------------------------------
                                                               PERIOD FROM
                                                            FEBRUARY 2, 1998
                                                            (COMMENCEMENT OF
                                           YEAR ENDED          OPERATIONS)
                                        OCTOBER 31, 1999   TO OCTOBER 31, 1998
                                        ----------------   -------------------
FROM OPERATIONS:
Net investment income ................    $  898,804          $   602,850
Net realized loss on investments......      (688,072)            (300,004)
Net change in unrealized gain or loss
  on investments......................       467,806             (926,742)
                                          ----------          -----------
  Net increase (decrease) in net
   assets resulting from operations...       678,538             (623,896)
                                          ----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
  From net investment income..........      (763,495)            (568,178)
Class A:
  From net investment income..........       (32,615)              (8,356)
Class B:
  From net investment income..........        (8,518)                  --
Class C:
  From net investment income..........       (17,824)              (3,387)
                                          ----------          -----------
  Decrease in net assets from
   distributions to shareholders......      (822,452)            (579,921)
                                          ----------          -----------
FROM FUND SHARE TRANSACTIONS:
Class I:
  Proceeds from shares sold...........       224,123            9,992,157
  Net asset value of shares issued
    upon reinvestment of distributions         8,487                1,563
  Payments for shares redeemed........      (124,468)            (372,365)
Class A:
  Proceeds from shares sold...........       376,967              250,085
  Net asset value of shares issued
    upon reinvestment of distributions        18,357                2,387
  Payments for shares redeemed........       (33,381)              (8,533)
Class B:
  Proceeds from shares sold...........       390,137                   --
  Net asset value of shares issued
    upon reinvestment of distributions           773                   --
  Payments for shares redeemed........       (94,606)                  --
Class C:
  Proceeds from shares sold...........       245,958              192,798
  Net asset value of shares issued
    upon reinvestment of distributions        11,246                  965
  Payments for shares redeemed........      (215,729)                  (5)
                                          ----------          -----------
Net increase in net assets from fund
  share transactions..................       807,864           10,059,052
                                          ----------          -----------
Net change in net assets..............       663,950            8,855,235
NET ASSETS:
Beginning of period...................     8,855,235                   --
                                          ----------          -----------
End of period.........................    $9,519,185          $ 8,855,235
                                          ==========          ===========
End of period net assets includes
  undistributed net investment income.    $   98,907          $    22,929
                                          ==========          ===========


28 See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                     HIGH YIELD
                                        -------------------------------------
                                                               PERIOD FROM
                                                            FEBRUARY 2, 1998
                                                            (COMMENCEMENT OF
                                           YEAR ENDED          OPERATIONS)
                                        OCTOBER 31, 1999   TO OCTOBER 31, 1998
                                        ----------------   -------------------
SHARE TRANSACTIONS:
Class I:
  Number of shares sold...............        24,838              999,239
  Number of shares issued upon
    reinvestment of distributions.....           937                  164
  Number of shares redeemed...........       (13,648)             (39,563)
                                          ----------          -----------
 Net increase.........................        12,127              959,840
                                          ==========          ===========
Class A:
  Number of shares sold...............        41,653               26,297
  Number of shares issued upon
    reinvestment of distributions.....         2,054                  256
  Number of shares redeemed...........        (3,716)                (967)
                                          ----------          -----------
 Net increase.........................        39,991               25,586
                                          ==========          ===========
Class B:
  Number of shares sold...............        43,647                   --
  Number of shares issued upon
    reinvestment of distributions.....            88                   --
  Number of shares redeemed...........       (10,787)                  --
                                          ----------          -----------
 Net increase.........................        32,948                   --
                                          ==========          ===========
Class C:
  Number of shares sold...............        26,573               20,161
  Number of shares issued upon
    reinvestment of distributions.....         1,244                  109
  Number of shares redeemed...........       (23,233)                  (1)
                                          ----------          -----------
 Net increase.........................         4,584               20,269
                                          ==========          ===========


                                           See Notes to Financial Statements. 29

INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                      MONEY MARKET
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 1999   OCTOBER 31, 1998
                                           ----------------   ----------------
FROM OPERATIONS:
Net investment income ...................   $  22,062,472      $  22,276,969
                                            -------------      -------------
  Net increase in net assets resulting
   from operations.......................      22,062,472         22,276,969
                                            -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
  From net investment income.............     (13,482,333)       (13,914,707)
Class A:
  From net investment income.............      (8,371,429)        (8,355,762)
Class B:
  From net investment income.............          (4,484)                --
Class C:
  From net investment income.............        (204,226)            (6,500)
                                            -------------      -------------
Decrease in net assets from
  distributions to shareholders..........     (22,062,472)       (22,276,969)
                                            -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Class I:
  Proceeds from shares sold..............     230,408,465        285,261,463
  Net asset value of shares issued upon
    reinvestment of distributions........      12,949,579         13,180,175
  Payments for shares redeemed...........    (234,788,242)      (296,127,010)
Class A:
  Proceeds from shares sold..............     642,480,787        528,354,421
  Net asset value of shares issued upon
    reinvestment of distributions........       8,131,090          8,089,499
  Payments for shares redeemed...........    (630,445,060)      (531,518,375)
Class B:
  Proceeds from shares sold..............         388,741                 --
  Net asset value of shares issued upon
    reinvestment of distributions........           2,948                 --
  Payments for shares redeemed...........        (243,904)                --
Class C:
  Proceeds from shares sold..............       9,145,791            927,490
  Net asset value of shares issued upon
    reinvestment of distributions........         183,320              4,705
  Payments for shares redeemed...........      (3,479,776)           (16,581)
                                            -------------      -------------
Net increase in net assets from fund
  share transactions.....................      34,733,739          8,155,787
                                            -------------      -------------
Net change in net assets.................      34,733,739          8,155,787
NET ASSETS:
Beginning of period......................     438,395,861        430,240,074
                                            -------------      -------------
End of period............................   $ 473,129,600      $ 438,395,861
                                            =============      =============
End of period net assets includes
  undistributed net investment income....   $          --      $          --
                                            =============      =============


30 See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                      MONEY MARKET
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 1999   OCTOBER 31, 1998
                                           ----------------   ----------------
SHARE TRANSACTIONS:
Class I:
  Number of shares sold..................     230,408,465        285,261,463
  Number of shares issued upon
    reinvestment of distributions........      12,949,579         13,180,175
  Number of shares redeemed..............    (234,788,242)      (296,127,010)
                                            -------------      -------------
 Net increase............................       8,569,802          2,314,628
                                            =============      =============
Class A:
  Number of shares sold..................     642,480,787        528,354,421
  Number of shares issued upon
    reinvestment of distributions........       8,131,090          8,089,499
  Number of shares redeemed..............    (630,445,060)      (531,518,375)
                                            -------------      -------------
 Net increase............................      20,166,817          4,925,545
                                            =============      =============
Class B:
  Number of shares sold..................         388,741                 --
  Number of shares issued upon
    reinvestment of distributions........           2,948                 --
  Number of shares redeemed..............        (243,904)                --
                                            -------------      -------------
 Net increase............................         147,785                 --
                                            =============      =============
Class C:
  Number of shares sold..................       9,145,791            927,490
  Number of shares issued upon
    reinvestment of distributions........         183,320              4,705
  Number of shares redeemed..............      (3,479,776)           (16,581)
                                            -------------      -------------
 Net increase............................       5,849,335            915,614
                                            =============      =============


                                           See Notes to Financial Statements. 31

INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds, each of which has its own investment objective, policies and restrictions.

This report covers four funds, (each a Fund; collectively, the Funds), Aetna Bond Fund (Bond), Aetna Government Fund, Aetna High Yield Fund (High Yield) and Aetna Money Market Fund (Money Market).

Shares of each Fund are available to all investors including employers and employees who utilize the Funds as investment options under retirement plans. The Funds are authorized to offer four classes of shares, Class I, Class A, Class B and Class C. Class I is offered principally to institutions. Shareholders not eligible to purchase Class I shares can purchase shares in any other Class of the Funds. Information regarding sales charges and fees pursuant to Rule 12b-1 of the Act are as follows:

      CLASS I: No sales charges or distribution fees.

      CLASS A: Generally, subject to a front-end sales charge; distribution fees of 0.25% (of average net assets of the class per year), except for Money Market.

      CLASS B: No front-end sales charge; contingent deferred sales charge
               (CDSC) applies if you sell your shares within six years of purchase; distribution fees of 0.75%; service fees of 0.25%; automatic conversion to Class A shares after eight years.

      CLASS C: No front-end sales charge; CDSC on redemptions made within 18 months of purchase; distribution fees of 0.75% (except for Money Market); service fees of 0.25% (except for Money Market).

Shares in each Class were first made available to the public on the following dates:

                              CLASS I           CLASS A          CLASS B        CLASS C
                              -------           -------          -------        -------
BOND                     December 27, 1991   April 15, 1994   March 1, 1999  June 30, 1998
AETNA GOVERNMENT FUND    December 22, 1993   April 15, 1994   March 1, 1999  June 30, 1998
HIGH YIELD               February 2, 1998   February 2, 1998  March 1, 1999  June 30, 1998
MONEY MARKET             December 27, 1991   April 15, 1994   March 1, 1999  June 30, 1998

The following is each Fund's investment objective:

      BOND seeks to provide as high a level of total return as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      AETNA GOVERNMENT FUND seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      HIGH YIELD seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed-income securities rated lower than BBB- by Standard and Poor's Corporation or lower than Baa3 by Moody's Investors Services, Inc.

      MONEY MARKET seeks to provide high current return, consistent with the preservation of capital and liquidity, through

--------------------------------------------------------------------------------

      investment in high-quality money market instruments.

Aeltus Investment Management, Inc. (Aeltus) serves as the Investment Adviser to each Fund. Aeltus Capital, Inc. (ACI) is each Fund's principal underwriter. Aeltus and ACI are indirect wholly-owned subsidiaries of Aetna Inc. (Aetna).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Funds have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Except for Money Market, exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Fixed income securities, with the exception of high yield securities, maturing in more than sixty days for which market quotations are readily available are valued at the mean of the last bid and asked price. High yield securities are priced at bid by external pricing sources or brokers making a market in the security. Short-term investments maturing sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board). Money Market, as permitted by Rule 2a-7 under the Act, carries all investments at amortized cost, which approximates market value.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Funds (except for Money Market) invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated

INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

portfolio securities. Contracts are recorded at market value and marked-to-market daily. Money Market may not invest in forward foreign currency exchange contracts.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. OPTIONS CONTRACTS

The Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

D. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

E. DELAYED DELIVERY TRANSACTIONS

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Funds' Portfolio of Investments. Losses may arise due to

--------------------------------------------------------------------------------

changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

F. DOLLAR ROLL TRANSACTIONS

Each of the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

G. FEDERAL INCOME TAXES

Each Fund has met the requirements to be taxed as a regulated investment company for the current year. As such, each Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Fund will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal income taxes.

H. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts and repurchases of certain securities sold at a loss. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

I. LINE OF CREDIT

Certain series of Aetna Series Fund Inc. (including Bond), certain Portfolios of Aetna Variable Portfolios, Inc., Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares and certain Series of GET Funds, collectively Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. For its services as Agent, Citibank, N.A. received an agent fee of $200,000. In addition, the revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unutilized amount of the credit facility. Each of the participating series will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The revolving credit facility became effective on November 30, 1999. As such, none of the Funds have incurred agent fees, commitment fees or interest expense as of October 31, 1999.

J. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted

INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY, SHAREHOLDER SERVICES AND DISTRIBUTION FEES

Each Fund pays Aeltus an investment advisory fee expressed as a percentage of each Fund's average daily net assets. As each Fund's net assets exceed predetermined thresholds, lower advisory fees apply. Below are the Funds' investment advisory fee ranges and the effective rates before waivers as of October 31, 1999:

                                   FEE           EFFECTIVE
                                  RANGE            RATE
                                  -----          ---------
      Bond                     0.50%-0.40%         0.50%
      Aetna Government Fund    0.50%-0.40%         0.50%
      High Yield               0.65%-0.50%         0.65%
      Money Market             0.40%-0.30%         0.40%

The Company and Aeltus have entered into an Administrative Services Agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. Each Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets.

Aeltus has entered into a Service Agreement with Aetna Life Insurance and Annuity Company (ALIAC) under which ALIAC will provide various administrative and shareholder services to certain Class I shareholders that purchased their shares through ALIAC. In exchange for these services, Aeltus pays ALIAC a fee of up to 0.325% of the average daily net assets associated with those shares. For the period November 1, 1998 through October 31, 1999, Aeltus paid ALIAC $151,860.

The Company has adopted a Shareholder Services Plan for the Class B and Class C shares, except Money Market Class C shares. Under the Shareholder Services Plan, ACI is paid a service fee at an annual rate of 0.25% of the average daily net assets of Class B and Class C shares. This fee is used as compensation for expenses incurred in servicing shareholders' accounts.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for the Class A, Class B and Class C shares. The Distribution Plan provides for payments to the principal underwriter at an annual rate of 0.25% of the average daily net assets of Class A shares of each Fund (except Money Market) and 0.75% of the average daily net assets of Class B and Class C shares of each Fund (except Class C shares of Money Market). Amounts paid by the Funds are used to pay expenses incurred by the principal underwriter in promoting the sale of Class A, Class B and Class C shares.

Presently, the Funds' class-specific expenses are limited to distribution fees incurred by Class A, Class B and Class C shares and service fees incurred by Class B and Class C shares.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 1999 to reimburse each Fund for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase a Fund's yield and total return. Actual expenses for the year ended October 31, 1999 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

--------------------------------------------------------------------------------

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 1999 were:

                             COST OF PURCHASES     PROCEEDS FROM SALES
                             -----------------     -------------------
Bond                             $79,202,599            $75,305,552
Aetna Government Fund              3,999,514              4,868,716
High Yield                        13,847,310             12,672,840

6. CAPITAL LOSS CARRYFORWARDS

It is the policy of each of the Funds to reduce future distributions of realized gains to shareholders to the extent of capital loss carryforwards. Such capital loss carryforwards may be used to offset future capital gains until their respective expiration dates. As of October 31, 1999, the following capital loss carryforwards had been incurred:

                                                                 YEAR OF EXPIRATION
                            TOTAL CAPITAL LOSS                   ------------------
                              CARRYFORWARD           2002         2004         2006         2007
                              ------------           ----         ----         ----         ----
Bond                           $778,764          $     --     $     --     $184,267     $594,497
Aetna Government Fund           215,558            53,515       47,228           --      114,815
High Yield                      987,436                --           --      299,738      687,698

7. OPTIONS

All Funds (except Money Market) may have options. For the year ended October 31, 1999, the following reflects the written call and put activity:

                                             CALL OPTIONS WRITTEN
                                             --------------------
                                  NUMBER OF        PREMIUM           REALIZED
BOND                              CONTRACTS        RECEIVED         GAIN (LOSS)
                                  ---------        --------         -----------
Outstanding October 31, 1998           --          $    --            $   --
Written                               475            3,934                --
Closed                                 --               --                --
Expired                              (475)          (3,934)             3,934
Exercised                              --               --                --
                                  --------------------------------------------
Outstanding October 31, 1999           --          $    --            $3,934
                                  ============================================

8. AUTHORIZED CAPITAL SHARES

The Company is authorized to issue a total of 14 billion shares. Of those 14 billion shares, the following have been designated to the Funds described in this report as follows: all of the Funds, except Money Market, have been allocated 100 million shares each of Class I, Class A, Class B and Class C shares; Money Market has been allocated one billion shares each of Class I, Class A, Class B and Class C shares. As of October 31, 1999, the following shares of the Funds were owned by ALIAC and its affiliates:

                             CLASS I      CLASS A     CLASS B      CLASS C
                             -------      -------     -------      -------
Bond                         1,881,350         --       9,718           --
Aetna Government Fund          823,908         --       9,881           --
High Yield                     948,875     10,000      10,787           --
Money Market               143,953,257         --          --           --

INCOME FUNDS
ADDITIONAL INFORMATION
OCTOBER 31, 1999
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

In accordance with federal income tax authorities, 1.63% of the High Yield Fund's dividends qualify for the corporate dividends received deduction.

YEAR 2000 (UNAUDITED)

The Funds' critical business systems were Year 2000 ready as of June 30, 1999: reviewed, fixed, tested and put into production. Like all firms, Aeltus relies on its business partners for some functions. Management will continue to monitor its Year 2000 progress to minimize potential risks. Aeltus has developed contingency plans based on a variety of internal and external factors, including areas of greatest potential impact to its customers, and created teams to handle unanticipated situations.

                       THIS PAGE INTENTIONALLY LEFT BLANK

INCOME FUNDS
FINANCIAL HIGHLIGHTS
BOND
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS I             1999         1998         1997         1996          1995
----------------------  -----------  -----------  -----------  -----------   -----------
Net asset value,
 beginning of period .   $ 10.38      $ 10.22      $ 10.09      $ 10.27       $  9.58
                         -------      -------      -------      -------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.57         0.60         0.62         0.65          0.65
 Net realized and
  change in unrealized
  gain or loss on
  investments.........     (0.41)        0.17         0.13        (0.15)         0.65
                         -------      -------      -------      -------       -------
   Total from
    investment
    operations........      0.16         0.77         0.75         0.50          1.30
                         -------      -------      -------      -------       -------
LESS DISTRIBUTIONS:
 From net investment
  income..............     (0.56)       (0.61)       (0.62)       (0.68)        (0.61)
                         -------      -------      -------      -------       -------
   Total distributions     (0.56)       (0.61)       (0.62)       (0.68)        (0.61)
                         -------      -------      -------      -------       -------
Net asset value, end
 of period ...........   $  9.98      $ 10.38      $ 10.22      $ 10.09       $ 10.27
                         =======      =======      =======      =======       =======

Total return .........      1.56%        7.72%        7.72%        5.09%        14.06%
Net assets, end of
 period (000's) ......   $34,268      $41,804      $34,080      $28,864       $32,778
Ratio of net expenses
 to average net assets      0.75%        0.75%        0.75%        0.75%         0.79%
Ratio of net
 investment income to
 average net assets ..      5.52%        5.79%        6.07%        6.16%         6.56%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      0.93%        0.97%        1.14%        1.16%         1.06%
Portfolio turnover
 rate.................    174.14%       77.01%       48.56%       42.33%        56.99%

Per share data calculated using weighted average number of shares outstanding throughout the period.


40 See Notes to Financial Statements.

BOND
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS A             1999         1998         1997         1996          1995
----------------------  -----------  -----------  -----------  -----------   -----------
Net asset value,
 beginning of period .   $ 10.37       $10.22       $10.09       $10.27        $ 9.58
                         -------       ------       ------       ------        ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.54         0.57         0.54         0.62          0.56
 Net realized and
  change in unrealized
  gain or loss on
  investments.........     (0.39)        0.15         0.13        (0.20)         0.66
                         -------       ------       ------       ------        ------
   Total from
    investment
    operations........      0.15         0.72         0.67         0.42          1.22
                         -------       ------       ------       ------        ------
LESS DISTRIBUTIONS:
 From net investment
  income..............     (0.54)       (0.57)       (0.54)       (0.60)        (0.53)
                         -------       ------       ------       ------        ------
   Total distributions     (0.54)       (0.57)       (0.54)       (0.60)        (0.53)
                         -------       ------       ------       ------        ------
Net asset value, end
 of period ...........   $  9.98       $10.37       $10.22       $10.09        $10.27
                         =======       ======       ======       ======        ======

Total return .........      1.43%        7.27%        6.89%        4.27%        13.28%
Net assets, end of
 period (000's) ......   $11,963       $1,890       $1,006       $  877        $7,340
Ratio of net expenses
 to average net assets      1.00%        1.05%        1.50%        1.50%         1.50%
Ratio of net
 investment income to
 average net assets ..      5.27%        5.49%        5.32%        5.47%         5.91%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      1.18%        1.27%        1.89%        1.91%         1.82%
Portfolio turnover
 rate.................    174.14%       77.01%       48.56%       42.33%        56.99%

Per share data calculated using weighted average number of shares outstanding throughout the period.


                                           See Notes to Financial Statements. 41

INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
BOND
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              MARCH 1, 1999
                                                            (DATE OF INITIAL
                                                            PUBLIC OFFERING)
                        CLASS B                            TO OCTOBER 31, 1999
--------------------------------------------------------   -------------------

Net asset value, beginning of period ...................       $ 10.29
                                                               -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................          0.31
 Net realized and change in unrealized gain or loss on
 investments............................................         (0.32)
                                                               -------
   Total from investment operations ....................         (0.01)
                                                               -------
LESS DISTRIBUTIONS:
 From net investment income ............................         (0.30)
                                                               -------
   Total distributions .................................         (0.30)
                                                               -------
Net asset value, end of period .........................       $  9.98
                                                               =======

Total return ...........................................         (0.11)%
Net assets, end of period (000's) ......................       $   195
Ratio of net expenses to average net assets ............          1.75%(1)
Ratio of net investment income to average net assets ...          4.52%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets ....................................          1.93%(1)
Portfolio turnover rate ................................        174.14%

(1)   Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.


42 See Notes to Financial Statements.

BOND
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              JUNE 30, 1998
                                             YEAR ENDED     (DATE OF INITIAL
                                             OCTOBER 31,    PUBLIC OFFERING)
                  CLASS C                       1999       TO OCTOBER 31, 1998
-------------------------------------------  -----------   -------------------

Net asset value, beginning of period ......   $ 10.37          $10.31
                                              -------          ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................      0.46            0.17
 Net realized and change in unrealized gain
 or loss on investments ...................     (0.39)           0.05
                                              -------          ------
   Total from investment operations .......      0.07            0.22
                                              -------          ------
LESS DISTRIBUTIONS:
 From net investment income ...............     (0.47)          (0.16)
                                              -------          ------
   Total distributions ....................     (0.47)          (0.16)
                                              -------          ------
Net asset value, end of period ............   $  9.97          $10.37
                                              =======          ======

Total return ..............................      0.66%           2.10%
Net assets, end of period (000's) .........   $ 1,052          $  108
Ratio of net expenses to average net assets      1.75%           1.75%(1)
Ratio of net investment income to average
 net assets ...............................      4.52%           4.79%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets .............      1.93%           1.97%(1)
Portfolio turnover rate ...................    174.14%          77.01%

(1)   Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.


                                           See Notes to Financial Statements. 43

INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
AETNA GOVERNMENT FUND
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS I             1999         1998         1997         1996          1995
----------------------  -----------  -----------  -----------  -----------   -----------
Net asset value,
 beginning of period .    $10.29      $  9.99      $  9.80      $ 10.01       $  9.41
                          ------      -------      -------      -------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.51         0.53         0.58         0.56          0.64
 Net realized and
  change in unrealized
  gain or loss on
  investments.........     (0.45)        0.30         0.21        (0.13)         0.59
                          ------      -------      -------      -------       -------
   Total from
    investment
    operations........      0.06         0.83         0.79         0.43          1.23
                          ------      -------      -------      -------       -------
LESS DISTRIBUTIONS:
 From net investment
  income..............     (0.49)       (0.53)       (0.60)       (0.64)        (0.63)
                          ------      -------      -------      -------       -------
   Total distributions     (0.49)       (0.53)       (0.60)       (0.64)        (0.63)
                          ------      -------      -------      -------       -------
Net asset value, end
 of period ...........    $ 9.86      $ 10.29      $  9.99      $  9.80       $ 10.01
                          ======      =======      =======      =======       =======

Total return .........      0.58%        8.54%        8.39%        4.43%        13.58%
Net assets, end of
 period (000's) ......    $9,808      $13,980      $10,217      $10,662       $19,154
Ratio of net expenses
 to average net assets      0.70%        0.70%        0.70%        0.70%         0.70%
Ratio of net
 investment income to
 average net assets ..      5.00%        5.21%        5.91%        5.67%         6.79%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      1.47%        1.51%        1.70%        1.57%         1.30%
Portfolio turnover
 rate.................     30.72%      181.08%      147.78%       50.48%       117.31%

Per share data calculated using weighted average number of shares outstanding throughout the period.


44 See Notes to Financial Statements.

AETNA GOVERNMENT FUND
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS A             1999         1998         1997         1996          1995
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .    $10.29      $  9.99      $  9.79       $10.00       $  9.41
                          ------      -------      -------       ------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.48         0.49         0.51         0.48          0.60
 Net realized and
  change in unrealized
  gain or loss on
  investments.........     (0.45)        0.31         0.21        (0.13)         0.56
                          ------      -------      -------       ------       -------
   Total from
    investment
    operations........      0.03         0.80         0.72         0.35          1.16
                          ------      -------      -------       ------       -------
LESS DISTRIBUTIONS:
 From net investment
  income..............     (0.46)       (0.50)       (0.52)       (0.56)        (0.57)
                          ------      -------      -------       ------       -------
   Total distributions     (0.46)       (0.50)       (0.52)       (0.56)        (0.57)
                          ------      -------      -------       ------       -------
Net asset value, end
 of period ...........    $ 9.86      $ 10.29      $  9.99       $ 9.79       $ 10.00
                          ======      =======      =======       ======       =======

Total return .........      0.34%        8.19%        7.67%        3.75%        12.60%
Net assets, end of
 period (000's) ......    $6,009      $   875      $   531       $  526       $   405
Ratio of net expenses
 to average net assets      0.95%        1.03%        1.45%        1.45%         1.51%
Ratio of net
 investment income to
 average net assets ..      4.75%        4.88%        5.16%        4.96%         6.02%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      1.72%        1.84%        2.45%        2.32%         2.11%
Portfolio turnover
 rate.................     30.72%      181.08%      147.78%       50.48%       117.31%

Per share data calculated using weighted average number of shares outstanding throughout the period.


                                           See Notes to Financial Statements. 45

INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
AETNA GOVERNMENT FUND
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              MARCH 1, 1999
                                                            (DATE OF INITIAL
                                                            PUBLIC OFFERING)
                        CLASS B                            TO OCTOBER 31, 1999
--------------------------------------------------------   -------------------

Net asset value, beginning of period ...................       $10.12
                                                               ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................         0.27
 Net realized and change in unrealized gain or loss on
  investments...........................................        (0.27)
                                                               ------
   Total from investment operations ....................         0.00
LESS DISTRIBUTIONS:
 From net investment income ............................        (0.26)
                                                               ------
   Total distributions .................................        (0.26)
                                                               ------
Net asset value, end of period .........................       $ 9.86
                                                               ======

Total return ...........................................         0.00%
Net assets, end of period (000's) ......................       $  152
Ratio of net expenses to average net assets ............         1.70%(1)
Ratio of net investment income to average net assets ...         4.00%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets ....................................         2.47%(1)
Portfolio turnover rate ................................        30.72%

(1)   Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.


46 See Notes to Financial Statements.

AETNA GOVERNMENT FUND
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              JUNE 30, 1998
                                             YEAR ENDED     (DATE OF INITIAL
                                             OCTOBER 31,    PUBLIC OFFERING)
                  CLASS C                       1999       TO OCTOBER 31, 1998
-------------------------------------------  -----------   -------------------

Net asset value, beginning of period ......   $10.29           $ 10.11
                                              ------           -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................     0.40              0.15
 Net realized and change in unrealized gain
  or loss on investments ..................    (0.45)             0.17
                                              ------           -------
   Total from investment operations .......    (0.05)             0.32
                                              ------           -------
LESS DISTRIBUTIONS:
 From net investment income ...............    (0.39)            (0.14)
                                              ------           -------
   Total distributions ....................    (0.39)            (0.14)
                                              ------           -------
Net asset value, end of period ............   $ 9.85           $ 10.29
                                              ======           =======

Total return ..............................    (0.46)%            3.18%
Net assets, end of period (000's) .........   $  124           $   117
Ratio of net expenses to average net assets     1.70%             1.70%(1)
Ratio of net investment income to average
 net assets ...............................     4.00%             4.21%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets .............     2.47%             2.51%(1)
Portfolio turnover rate ...................    30.72%           181.08%

(1)   Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.


                                           See Notes to Financial Statements. 47

INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
HIGH YIELD
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                            FEBRUARY 2, 1998
                                             YEAR ENDED     (COMMENCEMENT OF
                                             OCTOBER 31,       OPERATIONS)
                  CLASS I                       1999       TO OCTOBER 31, 1998
-------------------------------------------  -----------   -------------------

Net asset value, beginning of period ......   $  8.81          $ 10.00
                                              -------          -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................      0.87             0.60
 Net realized and change in unrealized gain
  or loss on investments ..................     (0.20)           (1.21)
                                              -------          -------
   Total from investment operations .......      0.67            (0.61)
                                              -------          -------
LESS DISTRIBUTIONS:
 From net investment income ...............     (0.79)           (0.58)
                                              -------          -------
   Total distributions ....................     (0.79)           (0.58)
                                              -------          -------
Net asset value, end of period ............   $  8.69          $  8.81
                                              =======          =======

Total return ..............................      7.64%           (6.50)%
Net assets, end of period (000's) .........   $ 8,447          $ 8,452
Ratio of net expenses to average net assets      0.95%            0.95%(1)
Ratio of net investment income to average
 net assets ...............................      9.58%            8.17%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets .............      1.98%            2.27%(1)
Portfolio turnover rate ...................    138.79%          258.33%

(1)   Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.


48 See Notes to Financial Statements.

HIGH YIELD
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                            FEBRUARY 2, 1998
                                             YEAR ENDED     (COMMENCEMENT OF
                                             OCTOBER 31,       OPERATIONS)
                  CLASS A                       1999       TO OCTOBER 31, 1998
-------------------------------------------  -----------   -------------------

Net asset value, beginning of period ......   $  8.81          $ 10.00
                                              -------          -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................      0.85             0.58
 Net realized and change in unrealized gain
  or loss on investments ..................     (0.20)           (1.21)
                                              -------          -------
   Total from investment operations .......      0.65            (0.63)
                                              -------          -------
LESS DISTRIBUTIONS:
 From net investment income ...............     (0.77)           (0.56)
                                              -------          -------
   Total distributions ....................     (0.77)           (0.56)
                                              -------          -------
Net asset value, end of period ............   $  8.69          $  8.81
                                              =======          =======

Total return ..............................      7.39%           (6.67)%
Net assets, end of period (000's) .........   $   570          $   225
Ratio of net expenses to average net assets      1.20%            1.20%(1)
Ratio of net investment income to average
 net assets ...............................      9.33%            7.92%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets .............      2.23%            2.52%(1)
Portfolio turnover rate ...................    138.79%          258.33%

(1)   Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.


                                           See Notes to Financial Statements. 49

INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
HIGH YIELD
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              MARCH 1, 1999
                                                            (DATE OF INITIAL
                                                            PUBLIC OFFERING)
                        CLASS B                            TO OCTOBER 31, 1999
--------------------------------------------------------   -------------------

Net asset value, beginning of period ...................       $  9.27
                                                               -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................          0.54
 Net realized and change in unrealized gain or loss on
  investments...........................................         (0.65)
                                                               -------
   Total from investment operations ....................         (0.11)
                                                               -------
LESS DISTRIBUTIONS:
 From net investment income ............................         (0.48)
                                                               -------
   Total distributions .................................         (0.48)
                                                               -------
Net asset value, end of period .........................       $  8.68
                                                               =======

Total return ...........................................         (1.28)%
Net assets, end of period (000's) ......................       $   286
Ratio of net expenses to average net assets ............          1.95%(1)
Ratio of net investment income to average net assets ...          8.58%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets ....................................          2.98%(1)
Portfolio turnover rate ................................        138.79%

(1)   Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.


50 See Notes to Financial Statements.

HIGH YIELD
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              JUNE 30, 1998
                                             YEAR ENDED     (DATE OF INITIAL
                                             OCTOBER 31,    PUBLIC OFFERING)
                  CLASS C                       1999       TO OCTOBER 31, 1998
-------------------------------------------  -----------   -------------------

Net asset value, beginning of period ......   $  8.80          $ 10.07
                                              -------          -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................      0.78             0.24
 Net realized and change in unrealized gain
  or loss on investments ..................     (0.19)           (1.27)
                                              -------          -------
   Total from investment operations .......      0.59            (1.03)
                                              -------          -------
LESS DISTRIBUTIONS:
 From net investment income ...............     (0.71)           (0.24)
                                              -------          -------
   Total distributions ....................     (0.71)           (0.24)
                                              -------          -------
Net asset value, end of period ............   $  8.68          $  8.80
                                              =======          =======

Total return ..............................      6.65%          (10.28)%
Net assets, end of period (000's) .........   $   216          $   178
Ratio of net expenses to average net assets      1.95%            1.94%(1)
Ratio of net investment income to average
 net assets ...............................      8.58%            7.18%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets .............      2.98%            3.26%(1)
Portfolio turnover rate ...................    138.79%          258.33%

(1)   Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.


                                           See Notes to Financial Statements. 51

INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
MONEY MARKET
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS I             1999         1998         1997         1996          1995
----------------------  -----------  -----------  -----------  -----------   -----------
Net asset value,
 beginning of period .   $   1.00     $   1.00     $   1.00     $   1.00      $   1.00
                         --------     --------     --------     --------      --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.05         0.05         0.05         0.05          0.06
                         --------     --------     --------     --------      --------
   Total from
    investment
    operations........       0.05         0.05         0.05         0.05          0.06
                         --------     --------     --------     --------      --------
LESS DISTRIBUTIONS:
 From net investment
  income..............      (0.05)       (0.05)       (0.05)       (0.05)        (0.06)
                         --------     --------     --------     --------      --------
   Total distributions      (0.05)       (0.05)       (0.05)       (0.05)        (0.06)
                         --------     --------     --------     --------      --------
Net asset value, end
 of period ...........   $   1.00     $   1.00     $   1.00     $   1.00      $   1.00
                         ========     ========     ========     ========      ========

Total return .........       4.88%        5.36%        5.49%        5.44%         5.95%
Net assets, end of
 period (000's) ......   $284,594     $276,024     $273,710     $323,281      $275,524
Ratio of net expenses
 to average net assets       0.50%        0.48%        0.37%        0.30%         0.27%
Ratio of net
 investment income
 to average net assets       4.79%        5.24%        5.31%        5.30%         5.78%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........       0.64%        0.72%        0.81%        0.83%         0.88%

Per share data calculated using weighted average number of shares outstanding throughout the period.


52 See Notes to Financial Statements.

MONEY MARKET
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS A             1999         1998         1997         1996          1995
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .   $   1.00     $   1.00     $   1.00     $   1.00      $  1.00
                         --------     --------     --------     --------      -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.05         0.05         0.05         0.05         0.06
                         --------     --------     --------     --------      -------
   Total from
    investment
    operations........       0.05         0.05         0.05         0.05         0.06
                         --------     --------     --------     --------      -------
LESS DISTRIBUTIONS:
 From net investment
 income...............      (0.05)       (0.05)       (0.05)       (0.05)       (0.06)
                         --------     --------     --------     --------      -------
   Total distributions      (0.05)       (0.05)       (0.05)       (0.05)       (0.06)
                         --------     --------     --------     --------      -------
Net asset value, end
 of period ...........   $   1.00     $   1.00     $   1.00     $   1.00      $  1.00
                         ========     ========     ========     ========      =======

Total return .........       4.88%        5.36%        5.49%        5.44%        5.95%
Net assets, end of
 period (000's) ......   $181,623     $161,456     $156,530     $119,849      $78,726
Ratio of net expenses
 to average net assets       0.50%        0.48%        0.37%        0.30%        0.26%
Ratio of net
 investment income to
 average net assets ..       4.79%        5.24%        5.31%        5.30%        5.79%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........       0.64%        0.72%        0.91%        0.93%        0.87%

Per share data calculated using weighted average number of shares outstanding throughout the period.


                                           See Notes to Financial Statements. 53

INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
MONEY MARKET
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              MARCH 1, 1999
                                                            (DATE OF INITIAL
                                                            PUBLIC OFFERING)
                        CLASS B                            TO OCTOBER 31, 1999
--------------------------------------------------------   -------------------

Net asset value, beginning of period ...................       $ 1.00
                                                               ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................         0.03
                                                               ------
   Total from investment operations ....................         0.03
                                                               ------
LESS DISTRIBUTIONS:
 From net investment income ............................        (0.03)
                                                               ------
   Total distributions .................................        (0.03)
                                                               ------
Net asset value, end of period .........................       $ 1.00
                                                               ======

Total return ...........................................         2.56%
Net assets, end of period (000's) ......................       $  148
Ratio of net expenses to average net assets ............         1.50%(1)
Ratio of net investment income to average net assets ...         3.78%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets ....................................         1.64%(1)

(1)   Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.


54 See Notes to Financial Statements.

MONEY MARKET
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              JUNE 30, 1998
                                             YEAR ENDED     (DATE OF INITIAL
                                             OCTOBER 31,    PUBLIC OFFERING)
                  CLASS C                       1999       TO OCTOBER 31, 1998
-------------------------------------------  -----------   -------------------

Net asset value, beginning of period ......    $ 1.00          $ 1.00
                                               ------          ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................      0.05            0.02
                                               ------          ------
   Total from investment operations .......      0.05            0.02
                                               ------          ------
LESS DISTRIBUTIONS:
 From net investment income ...............     (0.05)          (0.02)
                                               ------          ------
   Total distributions ....................     (0.05)          (0.02)
                                               ------          ------
Net asset value, end of period ............    $ 1.00          $ 1.00
                                               ======          ======

Total return ..............................      4.88%           1.75%
Net assets, end of period (000's) .........    $6,765          $  916
Ratio of net expenses to average net assets      0.50%           0.48%(1)
Ratio of net investment income to average
 net assets ...............................      4.79%           5.24%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets .............      0.64%           0.72%(1)

(1)   Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.


                                           See Notes to Financial Statements. 55

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Aetna Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Bond Fund, Aetna Government Fund, Aetna High Yield Fund and Aetna Money Market Fund, portfolios of Aetna Series Fund, Inc. (collectively the Income Funds), including the portfolios of investments as of October 31, 1999, and the related statements of operations for the year then ended and statements of changes in net assets for each of the years or periods in the two-year period then ended and financial highlights for Aetna Bond Fund, Aetna Government Fund and Aetna Money Market Fund for each of the years or periods in the five-year period then ended and financial highlights for Aetna High Yield Fund for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Income Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of the Income Funds as of October 31, 1999, the results of their operations for the year then ended, changes in their net assets for each of the years or periods in the two-year period then ended and financial highlights for each of the years or periods specified above, in conformity with generally accepted accounting principles.

                                                  /s/ KPMG LLP


Hartford, Connecticut
December 17, 1999


56